PROSPECTUS
                                                                [BLACKROCK LOGO]
                                  $46,500,000
              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                              ("PREFERRED SHARES")
                            1,860 SHARES, SERIES F7
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                                   ---------

    INVESTMENT OBJECTIVE. BlackRock California Insured Municipal Income Trust (the "Trust") is a recently organized, non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and California income tax.

    PORTFOLIO CONTENTS. The Trust will invest primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and California income tax. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor or sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will, under normal circumstances, be invested primarily in municipal bonds rated in the highest category at the time of investment (which is "Aaa" by Moody's Investors Service, Inc. ("Moody's") or "AAA" by Standard & Poor's Ratings Group ("S&P") or Fitch, Inc. ("Fitch") or, if unrated, determined to be of comparable quality by the Trust's investment advisor or sub-advisor). Up to 20% of the Trust's Managed Assets (as defined herein) may be invested in bonds rated below "Aaa" or "AAA" (but not lower than "BBB" or "Baa") and comparable unrated municipal bonds and/or municipal bonds that are uninsured. Accordingly, the Trust does not intend to invest any of its assets in municipal bonds rated below investment grade or in comparable unrated municipal bonds. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust cannot ensure that it will achieve its investment objective.

    INSURANCE. Insurance does not protect the market value of municipal bonds or the net asset value of the Trust.
                                 --------------

    INVESTING IN THE PREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 20. THE MINIMUM PURCHASE AMOUNT OF THE PREFERRED SHARES IS $25,000.

    Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                                 --------------

                                                              PER SHARE(2)            TOTAL
                                                              ------------         -----------
Public Offering Price                                          $25,000.00          $46,500,000
Sales Load                                                     $   250.00          $   465,000
Estimated Offering Expenses                                    $    50.36          $    93,676
Proceeds, after expenses, to the Trust(1)                      $24,699.64          $45,941,324

(1) The Trust, its investment advisor, BlackRock Advisors, Inc., and its investment sub-advisor, BlackRock Financial Management, Inc., have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.
(2)  Rounded to the nearest penny.

    The Underwriters are offering the Preferred Shares subject to various conditions. The Underwriters expect to deliver the Preferred Shares to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about December 11, 2002.
                                 --------------
SALOMON SMITH BARNEY                                         MERRILL LYNCH & CO.
PRUDENTIAL SECURITIES                                        WACHOVIA SECURITIES

December 9, 2002

    You should read the prospectus, which contains important information about the Trust, before deciding whether to invest in the Preferred Shares and retain it for future reference. A Statement of Additional Information, dated
December 9, 2002, containing additional information about the Trust, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 46 of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the SEC web site (http://www.sec.gov).

    The Trust's Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not Federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

    The Trust is offering 1,860 shares of Series F7 Municipal Auction Rate Cumulative Preferred Shares. The shares are referred to in this prospectus as "Preferred Shares." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Trust's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be offered with a rating of "Aaa" from Moody's and "AAA" from S&P.

    The dividend rate for the initial dividend rate period will be 1.10%. The initial rate period is from the date of issuance through December 22, 2002. For subsequent rate periods, Preferred Shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.

    The Preferred Shares are redeemable, in whole or in part, at the option of the Trust on any dividend payment date for the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per Preferred Share, plus accumulated but unpaid dividends to the date of the redemption, plus a premium in certain circumstances.

    PREFERRED SHARES ARE NOT LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL PREFERRED SHARES THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH A BROKER-DEALER THAT HAS ENTERED INTO AN AGREEMENT WITH THE AUCTION AGENT AND THE TRUST OR IN A SECONDARY MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.

    Dividends on Preferred Shares, to the extent payable from tax-exempt income earned on the Trust's investments, will be exempt from Federal income tax in the hands of owners of such shares. The Trust is required to allocate net capital gains and other taxable income for each taxable year, if any, proportionately between common and preferred shares, including the Preferred Shares, based on the percentage of total dividends distributed to each class for that year. The Trust may at its election give notice of the amount of any income subject to Federal income tax to be included in a dividend on a share of Preferred Shares in advance of the related auction. If the Trust does not give such advance notice, whether or not by reason of the fact that a taxable allocation was made retroactively as a result of a redemption of all or part of the Preferred Shares or the liquidation of the Trust, it generally will be required to pay additional amounts to holders of Preferred Shares in order to adjust for their receipt of income subject to Federal income tax.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. WE ARE NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAT THE DATE ON THE FRONT OF THIS PROSPECTUS.
                              -------------------

                               TABLE OF CONTENTS

Prospectus Summary................................    4
Financial Highlights (Unaudited)..................    9
The Trust.........................................   10
Use of Proceeds...................................   10
Capitalization (Unaudited)........................   11
Portfolio Composition.............................   12
The Trust's Investments...........................   12
Risks.............................................   20
Management of the Trust...........................   24
Description of Preferred Shares...................   27
The Auction.......................................   35
Description of Common Shares......................   39
Certain Provisions in the Agreement and
  Declaration of Trust............................   40
Repurchase of Common Shares.......................   41
Tax Matters.......................................   42
Underwriting......................................   44
Custodian, Transfer Agent and Auction Agent.......   45
Legal Opinions....................................   45
Available Information.............................   45
Table of Contents of Statement of Additional
  Information.....................................   46

                        PRIVACY PRINCIPLES OF THE TRUST

    The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

    Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

    The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY

    THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR PREFERRED SHARES. YOU SHOULD READ THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE TRUST'S STATEMENT OF PREFERENCES OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES (THE "STATEMENT") ATTACHED AS APPENDIX A TO THE STATEMENT OF ADDITIONAL INFORMATION. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS PROSPECTUS SHALL HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE STATEMENT.

THE TRUST.........................................  BlackRock California Insured Municipal Income
                                                    Trust is a recently organized, non-diversified,
                                                    closed-end management investment company.
                                                    Throughout the prospectus, we refer to BlackRock
                                                    California Insured Municipal Income Trust simply
                                                    as the "Trust" or as "we," "us" or "our." See "The
                                                    Trust." The Trust's common shares are traded on
                                                    the New York Stock Exchange under the symbol
                                                    "BCK". See "Description of Common Shares." As of
                                                    December 6, 2002, the Trust had 5,258,028 common
                                                    shares outstanding and net assets of $75,581,577.

INVESTMENT OBJECTIVE..............................  The Trust's investment objective is to provide current income exempt from Federal income tax,
                                                    including the alternative minimum tax, and
                                                    California income tax. The Trust cannot ensure
                                                    that it will achieve its investment objective.

INVESTMENT POLICIES...............................  The Trust will invest primarily in insured municipal bonds that pay interest that is exempt
                                                    from Federal income tax, including the alternative
                                                    minimum tax, and California income tax. Under
                                                    normal circumstances, the Trust expects to be
                                                    fully invested in tax-exempt municipal bonds. The
                                                    Trust will not invest in a municipal bond if the
                                                    interest on that bond is subject to the
                                                    alternative minimum tax. Municipal bond insurance
                                                    does not protect the market value of such
                                                    municipal bonds or the net asset value of the
                                                    Trust. The value of a municipal bond will be
                                                    affected by the credit standing of its insurer.

                                                    The Trust will invest in municipal bonds that, in
                                                    the opinion of BlackRock Advisors, Inc.
                                                    ("BlackRock Advisors" or the "Advisor") and
                                                    BlackRock Financial Management, Inc. ("BlackRock
                                                    Financial Management" or the "Sub-Advisor"), are
                                                    underrated or undervalued. Underrated municipal
                                                    bonds are those whose ratings do not, in the
                                                    Advisor's or Sub-Advisor's opinion, reflect their
                                                    true creditworthiness. Undervalued municipal bonds
                                                    are bonds that, in the Advisor's or Sub-Advisor's
                                                    opinion, are worth more than the value assigned to
                                                    them in the marketplace.

                                                    At least 80% of the Trust's Managed Assets will,
                                                    under normal circumstances, be invested in
                                                    municipal bonds:
                                                    -  that pay interest that is exempt from Federal
                                                       income tax, including the alternative minimum
                                                       tax, and California income tax;
                                                    -  insured as to timely payment of principal and
                                                       interest; and

                                                    -  rated in the highest category at the time of
                                                       investment (which is "Aaa" by Moody's or "AAA"
                                                       by S&P or Fitch or, if unrated, determined to
                                                       be of comparable quality by the Advisor or
                                                       Sub-Advisor), which ratings are independent of
                                                       any insurance on the bonds.

                                                    Up to 20% of the Trust's Managed Assets may be
                                                    invested in obligations rated below "Aaa" or "AAA"
                                                    (but not lower than "BBB" or "Baa") and comparable
                                                    unrated municipal bonds and/ or municipal bonds
                                                    that are uninsured. The foregoing policies are
                                                    non-fundamental, except the policy with respect to
                                                    investing in municipal bonds that pay interest
                                                    exempt from Federal income tax, including the
                                                    alternative minimum tax, and California income
                                                    tax, is fundamental. The Trust intends to invest
                                                    primarily in long-term bonds and expects bonds in
                                                    its portfolio to have a dollar weighted average
                                                    maturity of 15 years or more under current mar-
                                                    ket conditions. See "The Trust's Investments."

INSURANCE.........................................  Insured municipal bonds held by the Trust will be insured as to their scheduled payment of principal
                                                    and interest under (i) an insurance policy
                                                    obtained by the issuer or underwriter of the
                                                    municipal bond at the time of its original
                                                    issuance ("Original Issue Insurance"), (ii) an
                                                    insurance policy obtained by the Trust or a third
                                                    party subsequent to the municipal bond's original
                                                    issuance ("Secondary Market Insurance") or
                                                    (iii) another municipal insurance policy purchased
                                                    by the Trust ("Portfolio Insurance"). This
                                                    insurance does not protect the market value of
                                                    such bonds or the net asset value of the Trust.
                                                    The Trust expects initially to emphasize
                                                    investments in municipal bonds insured under bond-
                                                    specific insurance policies (i.e., Original Issue
                                                    Insurance or Secondary Market Insurance). There is
                                                    no limit on the percentage of the Trust's assets
                                                    that may be invested in municipal bonds insured by
                                                    any one insurer.

INVESTMENT ADVISOR................................  BlackRock Advisors will be the Trust's investment advisor and BlackRock Advisors' affiliate,
                                                    BlackRock Financial Management, will provide
                                                    certain day-to-day investment management services
                                                    to the Trust. Throughout the prospectus, we
                                                    sometimes refer to BlackRock Advisors and
                                                    BlackRock Financial Management collectively as
                                                    "BlackRock." BlackRock Advisors will receive an
                                                    annual fee, payable monthly in arrears, in a
                                                    maximum amount equal to 0.55% of the average
                                                    weekly value of the Trust's Managed Assets.
                                                    "Managed Assets" means the total assets of the
                                                    Trust (including any assets attributable to any
                                                    Preferred Shares that may be outstanding) minus
                                                    the sum of accrued liabilities (other than debt
                                                    representing financial leverage). The liquidation
                                                    preference of the Preferred Shares is not a
                                                    liability. BlackRock Advisors has voluntarily
                                                    agreed to waive receipt of a portion of the
                                                    management fee or other expenses of the Trust in
                                                    the amount of 0.20% of the average weekly values
                                                    of the Trust's Managed Assets for the first five
                                                    years of the Trust's operations (through October
                                                    31, 2007), and for a declining amount for an
                                                    additional three years (through October 31, 2010).
                                                    See "Management of the Trust."

THE OFFERING......................................  The Trust is offering 1,860 shares of Series F7
                                                    Preferred Shares at a purchase price of $25,000
                                                    per share. Preferred Shares are being offered by
                                                    the underwriters listed under "Underwriting."

RISK FACTORS SUMMARY..............................  Risk is inherent in all investing. Therefore, before investing in the Preferred Shares you
                                                    should consider certain risks carefully. The
                                                    primary risks of investing in the Preferred Shares
                                                    are:
                                                    -  if an auction fails you may not be able to sell
                                                       some or all of your shares;
                                                    -  because of the nature of the market for
                                                       Preferred Shares, you may receive less than the
                                                       price you paid for your shares if you sell them
                                                       outside of the auction, especially when market
                                                       interest rates are rising;
                                                    -  a rating agency could suspend, withdraw or
                                                       downgrade the rating assigned to the Preferred
                                                       Shares, which could affect liquidity;
                                                    -  the Trust may be forced to redeem your shares
                                                       to meet regulatory or rating agency
                                                       requirements or may voluntarily redeem your
                                                       shares in certain circumstances;
                                                    -  in extraordinary circumstances, the Trust may
                                                       not earn sufficient income from its investments
                                                       to pay dividends;
                                                    -  if interest rates rise, the value of the
                                                       Trust's investment portfolio will decline,
                                                       reducing the asset coverage for the Preferred
                                                       Shares;
                                                    -  if an issuer of a municipal bond in which the
                                                       Trust invests experiences financial difficulty
                                                       or defaults, there may be a negative impact on
                                                       the income and net asset value of the Trust's
                                                       portfolio;
                                                    -  the Trust may invest up to 20% of its Managed
                                                       Assets in securities that are rated as low as
                                                       the fourth category of investment grade, which
                                                       are regarded as having predominately
                                                       speculative characteristics with respect to the
                                                       issuer's capacity to pay interest and
                                                       principal; and
                                                    -  Concentration in California Issuers. Because
                                                       the Trust invests primarily in California
                                                       municipal securities, the Trust is more
                                                       susceptible to political, economic, regulatory
                                                       or other factors affecting issuers of
                                                       California municipal securities than a Trust
                                                       that does not limit its investments to such
                                                       issuers. Through popular initiative and
                                                       legislative activity, the ability of the State
                                                       of California and its local governments to
                                                       raise money through property taxes and to
                                                       increase spending has been the subject of
                                                       considerable debate and change in recent years.
                                                       For a discussion of economic and other
                                                       considerations in California, see "The Trust's
                                                       Investments--Municipal Bonds--Economic and
                                                       Other Considerations in California."

                                                    For additional risks of investing in the Trust,
                                                    see "Risks" below.

TRADING MARKET....................................  Preferred Shares are not listed on an exchange.
                                                    Instead, you may buy or sell the Preferred Shares
                                                    at an auction that normally is

                                                    held weekly, by submitting orders to a
                                                    broker-dealer that has entered into an agreement
                                                    with the auction agent and the Trust (a
                                                    "Broker-Dealer"), or to a broker-dealer that has
                                                    entered into a separate agreement with a
                                                    Broker-Dealer. In addition to the auctions,
                                                    Broker-Dealers and other broker-dealers may
                                                    maintain a secondary trading market in Preferred
                                                    Shares outside of auctions, but may discontinue
                                                    this activity at any time. There is no assurance
                                                    that a secondary market will provide shareholders
                                                    with liquidity. You may transfer shares outside of
                                                    auctions only to or through a Broker-Dealer or a
                                                    broker-dealer that has entered into a separate
                                                    agreement with a Broker-Dealer.

                                                    The first auction date for the Preferred Shares
                                                    will be December 20, 2002, the business day before
                                                    the dividend payment date for the initial rate
                                                    period for the Preferred Shares. The start date
                                                    for subsequent rate periods will normally be the
                                                    business day following the auction dates unless
                                                    the then-current rate period is a special rate
                                                    period or the first day of the subsequent rate
                                                    period is not a business day.

DIVIDENDS AND RATE PERIODS........................  The dividend rate for the initial rate period on the Preferred Shares offered in this prospectus
                                                    will be 1.10%. For subsequent rate periods,
                                                    Preferred Shares will pay dividends based on a
                                                    rate set at auctions, normally held weekly. In
                                                    most instances, dividends are also paid weekly, on
                                                    the day following the end of the rate period. The
                                                    rate set at auction will not exceed the maximum
                                                    applicable rate. See "Description of Preferred
                                                    Shares--Dividends and Dividend Periods."

                                                    Dividends on the Preferred Shares will accumulate
                                                    at the initial rate from December 11, 2002. The
                                                    dividend payment date for the initial rate period
                                                    will be December 23, 2002. Dividends will normally
                                                    be paid on Monday. If the day on which dividends
                                                    otherwise would be paid is not a business day,
                                                    then your dividends will be paid on the first
                                                    business day that falls after that day.

                                                    The initial rate period for the Preferred Shares
                                                    will be 12 days. Subsequent rate periods generally
                                                    will be seven days. The dividend payment date for
                                                    special rate periods of more than seven days will
                                                    be set out in the notice designating a special
                                                    rate period. See "Description of Preferred
                                                    Shares--Dividends and Dividend
                                                    Periods--Designation of Special Rate Periods."

SPECIAL TAX CONSIDERATIONS........................  Because under normal circumstances the Trust will invest substantially all of its assets in
                                                    municipal bonds that pay interest that is exempt
                                                    from Federal income tax, including the alternative
                                                    minimum tax, and California income tax, the income
                                                    you receive will ordinarily be exempt from Federal
                                                    income tax. Your income may be subject to state
                                                    and local taxes.Taxable income or gain earned by
                                                    the Trust will be allocated for each taxable year
                                                    proportionately to holders of Preferred Shares and
                                                    common shares, based on the percentage of total
                                                    dividends paid to each

                                                    class for that year. Accordingly, certain
                                                    specified Preferred Shares dividends may be
                                                    taxable to the holders of Preferred Shares. Under
                                                    certain circumstances, the Trust will be required
                                                    to pay additional amounts to holders of Preferred
                                                    Shares in order to offset the Federal income tax
                                                    effect of the taxable income so allocated. See
                                                    "Tax Matters" and "Description of Preferred
                                                    Shares--Dividends and Dividend Periods."

RATINGS...........................................  The Preferred Shares are expected to be issued with a rating of "Aaa" from Moody's and "AAA" from
                                                    S&P. In order to maintain these ratings, the Trust
                                                    must own portfolio securities of a sufficient
                                                    value and with adequate credit quality to meet the
                                                    rating agencies' guidelines. See "Description of
                                                    Preferred Shares--Rating Agency Guidelines and
                                                    Asset Coverage."

REDEMPTION........................................  The Trust may be required to redeem Preferred
                                                    Shares if, for example, the Trust does not meet an
                                                    asset coverage ratio required by law or to correct
                                                    a failure to meet a rating agency guideline in a
                                                    timely manner. The Trust voluntarily may redeem
                                                    Preferred Shares under certain conditions. See
                                                    "Description of Preferred Shares--Redemption" and
                                                    "Description of Preferred Shares--Rating Agency
                                                    Guidelines and Asset Coverage."

LIQUIDATION PREFERENCE............................  The liquidation preference of the Preferred Shares will be $25,000 per share plus accumulated but
                                                    unpaid dividends. See "Description of Preferred
                                                    Shares--Liquidation."

VOTING RIGHTS.....................................  The holders of preferred shares, including
                                                    Preferred Shares, voting as a separate class, have
                                                    the right to elect at least two trustees of the
                                                    Trust at all times. Such holders also have the
                                                    right to elect a majority of the trustees in the
                                                    event that two years' dividends on the preferred
                                                    shares are unpaid. In each case, the remaining
                                                    trustees will be elected by holders of common
                                                    shares and preferred shares, including Preferred
                                                    Shares, voting together as a single class. The
                                                    holders of preferred shares, including Preferred
                                                    Shares, will vote as a separate class or classes
                                                    on certain other matters as required under the
                                                    Trust's Agreement and Declaration of Trust, the
                                                    Investment Company Act of 1940, as amended (the
                                                    "Investment Company Act") and Delaware law. See
                                                    "Description of Preferred Shares--Voting Rights,"
                                                    and "Certain Provisions in the Agreement and
                                                    Declaration of Trust."

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on October 31, 2002 through November 19, 2002. Since the Trust was recently organized and commenced investment operations on October 31, 2002, the table covers less than three weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in municipal securities that meet the Trust's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.

                                                      FOR THE PERIOD
                                                    OCTOBER 31, 2002(1)
                                                          THROUGH
                                                     NOVEMBER 19, 2002
                                                    -------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(2)...........        $ 14.33
                                                          -------
Investment operations:
  Net investment income(3)........................           0.02
  Net realized and unrealized loss on
    investments(3)................................           0.06
                                                          -------
Net increase from investment operations...........           0.08
                                                          -------
Capital charges with respect to issuance of:
  Common shares...................................          (0.03)
                                                          -------
Net asset value, end of period(2).................        $ 14.38
                                                          =======
Market value, end of period(2)....................        $ 15.00
                                                          =======
TOTAL INVESTMENT RETURN(3)........................           0.00%
                                                          =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:(4),(5)
Expenses after fee waiver.........................           0.96%
Expenses before fee waiver........................           1.16%
Net investment income after fee waiver............           2.91%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)...        $75,482
Portfolio turnover................................             24%
Net assets of common shareholders, end of period
  (000)...........................................        $72,029

-------------------

(1) Commencement of investment operations. This information includes the initial investment by an affiliate of BlackRock Advisors, Inc. The Trust's net asset value per share immediately after the closing of the initial public offering was $14.30.
(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(3) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total invesment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.
(4)  Annualized.
(5) These ratios are not indicative of future expense ratios, due to the short operating history of the Trust. Please refer to the Trust's common shares prospectus for the estimated expense ratio.

    The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                                   THE TRUST

    The Trust is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on August 19, 2002 pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated, governed by the laws of the State of Delaware. On October 31, 2002, the Trust issued an aggregate of 5,000,000 common shares of beneficial interest, par value $.001 per share, pursuant to the initial public offering and commenced its investment operations. The Trust granted to the underwriters in connection with the common share offering an option, exercisable through December 12, 2002, to purchase up to 750,000 additional common shares for net proceeds, after expenses, to the Trust of approximately $10,721,250. The underwriters of the common share offering may exercise such option, in whole or in part, solely for the purpose of covering over-allotments, if any, in connection with the common share offering. On December 6, 2002, the Trust issued an additional 250,000 common shares pursuant to such option for net proceeds, after expenses, to the Trust of approximately $3,573,750. The Trust's common shares are traded on the New York Stock Exchange under the symbol "BCK". The Trust is designed to provide tax benefits to investors who are residents of California for tax purposes. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

    The following provides information about the Trust's outstanding shares as of December 6, 2002:

                                                  AMOUNT HELD BY
                                       AMOUNT    THE TRUST OR FOR      AMOUNT
          TITLE OF CLASS             AUTHORIZED    ITS ACCOUNT      OUTSTANDING
          --------------             ----------  ----------------  --------------
           Common Shares             Unlimited          0             5,258,028
         Preferred Shares            Unlimited          0                     0
             Series F7                   3,023          0                     0

                                USE OF PROCEEDS

    The net proceeds of this offering will be approximately $45,941,324 after payment of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in tax exempt municipal bonds that meet the Trust's investment objective and policies within six to eight weeks after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.

                           CAPITALIZATION (UNAUDITED)

    The following table sets forth the capitalization of the Trust as of December 6, 2002, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby.

                                            ACTUAL     AS ADJUSTED
                                            ------     -----------
SHAREHOLDER'S EQUITY:
      Preferred Shares, $.001 par value,
        $25,000 stated value per share,
        at liquidation value; unlimited
        shares authorized (no shares
        issued; 1,860 shares issued, as
        adjusted).......................  $        --  $ 46,500,000
      Common shares, $.001 par value per
        share; unlimited shares
        authorized, 5,258,028 shares
        outstanding*....................        5,258         5,258
Paid-in surplus.........................   75,180,993    74,622,317
Balance of undistributed net investment
  income................................      278,124       278,124
        Accumulated net realized
          gain/loss from investment
          transactions..................       99,759        99,759
        Net unrealized
          appreciation/depreciation of
          investments...................       17,443        17,443
        Net assets......................   75,581,577   121,522,901

---------

  * None of these outstanding shares are held by or for the account of the Trust.

                             PORTFOLIO COMPOSITION

    As of December 6, 2002, approximately 100% of the market value of the Trust's portfolio was invested in long-term municipal securities and approximately 0% of the market value of the Trust's portfolio was invested in short-term municipal securities. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio as of December 6, 2002, based on the highest rating assigned.

                                           VALUE
CREDIT RATING                              (000)   PERCENT
-------------                             -------  -------
AAA/Aaa*................................   66,043   75.63%**
A/A.....................................   21,282   24.37%
TOTAL...................................   87,325  100.00%

-------------------

  * Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.
 ** The Trust anticipates that at least 80% of its Managed Assets will be rated AAA/Aaa upon the investment of the proceeds of this offering.

                            THE TRUST'S INVESTMENTS

    The following section describes the Trust's investment objective, significant investment policies and investment techniques. More complete information describing the Trust's significant investment policies and techniques, including the Trust's fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.

INVESTMENT OBJECTIVE AND POLICIES

    The Trust's investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and California income tax.

    The Trust will invest primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and California income tax. Under normal circumstances, the Trust will invest as least 80% of its Managed Assets in municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and California income tax. The Trust intends to be fully invested in such tax exempt municipal bonds. The Trust will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. Under normal circumstances the Trust will invest at least 80% of its Managed Assets in municipal bonds that are insured as to principal and interest. Such municipal bond insurance will be from insurers having a claims paying ability rated "Aaa" by Moody's or "AAA" by S&P or Fitch. This insurance does not protect the market value of such bonds or the net asset value of the Trust. The value of an insured municipal bond will be affected by the credit rating of its insurer.

    At least 80% of the Trust's Managed Assets will normally be invested in municipal bonds rated in the highest category at the time of investment (which is Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the Advisor or Sub-Advisor), which ratings are independent of any insurance on the bonds. Up to 20% of the Trust's Managed Assets may be invested in obligations rated below Aaa or AAA (but not lower than BBB or Baa) and comparable unrated obligations and/or municipal bonds that are uninsured. Accordingly, the Trust does not intend to invest any of its assets in municipal bonds rated below investment grade or in comparable unrated bonds. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue or insurer. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security and the insurer, the price at which the security could be sold and the rating, if any, assigned to the security and the insurer by other rating agencies.

    The Trust's policy of investing 80% of its Managed Assets in bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and California income tax, is fundamental and may not be changed without approval of shareholders. The Trust's 80% policies with respect to credit quality and investment in insured municipal bonds are non-fundamental and may be changed by the Trust's board of trustees. In addition, the Trust's 80% policy with respect to investment in insured municipal bonds may only be changed by the Trust's board of trustees upon 60 days' prior notice to shareholders.

    Appendix B to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds and insurers. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in California.

    The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax, including alternative minimum tax. See "--Other Investment Companies," "--Tax-Exempt Preferred Securities" and "--Initial Portfolio Composition."

    The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

    During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax and California income tax.

    The Trust cannot change its investment objective without the approval of the holders of a majority of the outstanding common shares and the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

MUNICIPAL BONDS

    GENERAL. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

    The municipal bonds in which the Trust will invest pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from Federal income tax, including the alternative minimum tax, and California income tax. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from Federal income tax, including the alternative minimum tax, and California income tax. In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

    The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

    The Trust will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions.

    MUNICIPAL BOND INSURANCE GENERALLY. Insured municipal bonds held by the Trust will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the municipal bond at the time of its original issuance ("Original Issue Insurance"), (ii) an insurance policy obtained by the Trust or a third party subsequent to the municipal bond's original issuance ("Secondary Market Insurance") or (iii) another municipal insurance policy purchased by the Trust ("Portfolio Insurance"). See below for a discussion of these different types of municipal bond insurance. This insurance does not protect the market value of such bonds or the net asset value of the Trust. The Trust expects initially to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue Insurance or Secondary Market Insurance). The Trust may obtain Portfolio Insurance from the insurers described under "Investment Policies and

Techniques--Description of Insurers" in the Statement of Additional Information. The Trust, as a non-fundamental policy that can be changed by the Trust's board of trustees, will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by S&P or Fitch. There is no limit on the percentage of the Trust's assets that may be invested in municipal bonds insured by any one insurer.

    Municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of "Aaa" or "AAA," as the case may be, by virtue of the rating of the "Aaa" or "AAA" claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the ratings, if any, assigned to municipal bonds insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and generally will carry a rating that is below "Aaa" or "AAA." While in the portfolio of the Trust, however, a municipal bond backed by Portfolio Insurance will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

    The Trust's policy of investing in municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time of purchase of a security, and the Trust will not be required to dispose of the securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer or withdraws its assessment. In this connection, it should be noted that in the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Trust. Moody's, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade or withdraw their assessments subsequent to the time the Trust purchases securities.

    The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

    ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of the Trust's shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

    Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Trust ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

    SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal bond, the Trust or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Trust ultimately disposes of these municipal bonds.

    One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable the Trust to enhance the value of the security. The Trust, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance for it if, in BlackRock's opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security without insurance. Similarly, if the Trust owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Trust might seek to obtain Secondary Market Insurance for it if, in BlackRock's opinion, the net proceeds of the Trust's sale of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security. In determining whether to insure municipal bonds the Trust owns, an insurer will apply its own standards, which correspond generally to the standards the insurer has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

    PORTFOLIO INSURANCE. Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by the Trust and presently held by the Trust. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Trust.

    If a municipal obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that the Trust may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

    Portfolio Insurance policies are effective only as to municipal bonds owned by and held by the Trust, and do not cover municipal bonds for which the contract for purchase fails. A "when-issued" municipal bond will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal bond.

    In determining whether to insure municipal bonds held by the Trust, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

    Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as the Trust is in existence, the municipal bonds covered by the policy continue to be held by the Trust, and the Trust pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to the Trust to refuse to insure any additional bonds purchased by the Trust after the effective date of such notice. The Trust's Board generally will reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Trust.

    Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by the Trust on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by the Trust.

    One or more Portfolio Insurance policies may provide the Trust, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") for a municipal bond that is sold by the Trust. The Trust would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Trust expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in BlackRock's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

    The Portfolio Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security's creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of the Trust's purchase.

    Because each Portfolio Insurance policy will terminate for municipal bonds sold by the Trust on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Trust), the provision for this insurance will not enhance the marketability of the Trust's bonds, whether or not the obligations are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Trust may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

    Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Trust is reduced to the extent of the insurance premiums it pays.

    Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's current yield. Insurance will be obtained from insurers with a claims-paying ability rated "Aaa" by Moody's or "AAA" by S&P or Fitch. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Trust's Shares.

    OTHER TYPES OF CREDIT SUPPORT. The Trust may also invest in uninsured municipal bonds that are secured by an escrow or trust account that contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient, in combination with available trustee-held funds, in amount to ensure the payment of interest on and principal of the secured obligation ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond. Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, U.S. Government agency or instrumentality securities. These obligations will not be subject to Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of the foregoing credit support characteristics, these bonds will not be considered to be insured bonds for purposes of the Trust's non-fundamental policy of investing at least 80% of its Managed Assets in insured bonds. The credit quality of companies that provide such credit enhancements will affect the value of those securities.

    ECONOMIC AND OTHER CONSIDERATIONS IN CALIFORNIA. Except during defensive periods, the Trust invests primarily in California municipal securities which are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from Federal and California income taxes. Because the Trust invests primarily in California municipal securities, the Trust is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Trust's performance.

    The following information is a summary of a more detailed description of certain factors affecting California municipal securities which is contained in the Trust's Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of California published in connection with the issuance of specific California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all California municipal securities acquired by the Trust. The Trust assumes no responsibility for the completeness or accuracy of such information.

    California State and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. With respect to an investment in the Trust, through popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their bonds. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these area is unclear.

    Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Trust or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

    The State received significant tax revenues in recent years, derived from the strong economy and stock market through 2000. Capital gains and stock option income represented almost a quarter of General Fund revenue in the 2000-01 fiscal year. The slowing economy and depressed stock market in 2001 resulted in significantly reduced revenues in fiscal year 2001-02, compared both to the prior year and to earlier forecasts. A large part of the State's annual budget is mandated by constitutional guarantees (such as for education funding and debt service) and caseload requirements for health and welfare programs. State General Obligation bonds are, as of June 20, 2002, rated "A1" by Moody's, "A+" by S&P, and "AA" by Fitch.

    On September 5, 2002, the Governor of California signed the $98.9 billion 2002-03 Budget which the State Legislature approved on September 1, 2002. The Budget provides $76.7 billion in General Fund expenditures, a 0.2% decrease from 2001-02. The 2002-03 Budget, along with mid-year spending reductions in 2001-02, addresses a $23.6 billion gap between revenues and expenditures. Gap-closing actions in the 2002-03 Budget include program reductions, borrowing against tobacco settlement funds, loans, education spending deferrals and reductions, assumed increases in Federal spending, restructuring state debt and several one-time revenue enhancements and book-keeping measures.

    The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

    There can be no assurance that there will not be a decline in economic conditions or that particular California municipal securities in the portfolio of the Trust will not be adversely affected by any such changes.

    For more information, see "Investment Policies and Techniques--Factors Pertaining to California" in the Statement of Additional Information.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. The Trust will designate on its books and records cash or other liquid debt securities having a market value at all times, at least equal to the amount of the commitment.

OTHER INVESTMENT COMPANIES

    The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of Preferred Shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal bonds. The Trust has no present intention to invest in other investment companies managed by BlackRock or its affiliates.

TAX-EXEMPT PREFERRED SECURITIES

    The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from Federal income tax, including the alternative minimum tax, and California income tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from Federal income tax, including the alternative minimum tax, and California income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.

                                     RISKS

    Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RECENTLY ORGANIZED

    The Trust is a recently organized, non-diversified, closed-end management investment company and has a limited operating history.

INTEREST RATE RISK

    Interest rate risk is the risk that bonds, and the Trust's assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The Trust issues Preferred Shares, which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of Preferred Shares to buy municipal bonds, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay Preferred Share dividends, however, Preferred Share dividend rates would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay Preferred Share dividends would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

    Market interest rates for investment grade municipal bonds in which the Trust will primarily invest have recently declined significantly below the recent historical average rates for such bonds. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Trust's net assets to decline) and the degree to which asset values may decline in such event. A decline in net asset value could require the Trust to redeem some or all of the Preferred Shares.

AUCTION RISK

    The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

SECONDARY MARKET RISK

    If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

RATINGS AND ASSET COVERAGE RISK

    It is expected that while Moody's will assign a rating of "Aaa" to the Preferred Shares and S&P will assign a rating of "AAA" to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could withdraw or downgrade Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P withdraws its rating or downgrades Preferred Shares, the Trust may alter its portfolio or redeem Preferred Shares in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust also may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

CREDIT RISK

    Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its Managed Assets in municipal bonds that are rated "BBB/Baa" which, while investment grade, may have speculative characteristics.

STATE CONCENTRATION RISK

    Because the Trust primarily purchases municipal bonds issued by the State of California or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal bonds. There can be no assurance that California will not experience a decline in economic conditions or that the California municipal bonds purchased by the Trust will not be affected by such a decline.

    For a discussion of economic and other considerations in California, see "The Trust's Investments--Municipal Bonds--Economic and Other Considerations in California."

MUNICIPAL BOND MARKET RISK

    Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

    The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted by Congress or state legislatures or referenda in the future could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

    Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those generally associated with municipal bonds, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

MUNICIPAL BOND INSURANCE.

    In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Trust. There is no limit on the percentage of the Trust's assets that may be invested in municipal bonds insured by any one insurer. Any such downgrade could have an adverse impact on the Trust's ability to pay dividends in respect of the Preferred Shares.

    In addition, to the extent the Trust employs Portfolio Insurance, the Trust may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. The Trust does not expect these guidelines to prevent BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

REINVESTMENT RISK

    Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Trust's ability to pay dividends in respect of the Preferred Shares.

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

ECONOMIC SECTOR AND GEOGRAPHIC RISK

    The Trust will invest more than 25% of its Managed Assets in municipal bonds of issuers located in the same state (or U.S. territory) and may invest 25% or more of its Managed Assets in municipal bonds in the same economic sector, including without limitation the following: lease rental bonds of state and local authorities; bonds dependent on annual appropriations by a state's legislature for payment; bonds of state and local housing finance authorities, municipal utilities systems or public housing authorities; bonds of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's assets.

    NON-DIVERSIFICATION The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than United States government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

    The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

INVESTMENT ADVISOR AND SUB-ADVISOR

    BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $246 billion of assets under management as of September 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS-SM- and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS-SM- name.

    The BlackRock organization has over 13 years of experience managing closed-end products and advised a closed-end family of 40 funds with approximately $10.4 billion in assets as of September 30, 2002. BlackRock has 35 leveraged municipal closed-end funds and six open-end municipal funds under management. As of September 30, 2002, BlackRock had approximately $18.6 billion in municipal assets under management firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

    INVESTMENT PHILOSOPHY. BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

    BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from Federal income tax, including the alternative minimum tax, and California income tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.

    BLACKROCK'S MUNICIPAL BOND TEAM. BlackRock uses a team approach in managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

    BlackRock's municipal bond team includes four portfolio managers and five credit research analysts with an average experience of 16 years. Kevin M. Klingert, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. A Managing Director since 1996, Mr. Klingert was a Vice President from 1991 through 1993 and a

Director in 1994 and 1995. Mr. Klingert has over 18 years of experience in the municipal market. Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes James McGinley, F. Howard Downs and James Pruskowski. Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E.
Simon & Sons Municipal Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds. Mr. Pruskowski has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 2000. From 1996 to 2000 Mr. Pruskowski was an analyst in BlackRock's Risk Management and Analytics Group, focusing on portfolio risk reporting and pricing of individual fixed income assets.

    As of September 30, 2002, BlackRock's municipal bond portfolio managers were responsible for over 85 municipal bond portfolios, valued at approximately
$13.8 billion. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition, BlackRock manages 12 municipal liquidity accounts valued at approximately $4.8 billion as of September 30, 2002. As of September 30, 2002, the team managed 31 closed-end municipal funds with over $7.6 billion in assets under management.

    BLACKROCK'S INVESTMENT PROCESS. BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

    BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

    In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

    BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of approximately $13.8 billion in municipal bonds managed by BlackRock as of September 30, 2002.

    Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

    Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the Disclosure Handbook for Municipal Securities--1992 Update, published in January 1993. Dr. Heide has authored a number of articles on municipal finance and edited The Handbook of Municipal Bonds published in the fall of 1994. Dr. Heide was selected by the Bond Buyer as a first team All-American Municipal Analyst in 1990 and was nominated for the same award in several subsequent years.

    BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.

INVESTMENT MANAGEMENT AGREEMENT

    Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.55% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). BlackRock has voluntarily agreed to waive receipt of a portion of its Management Fee in the amount of 0.20% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through October 31, 2007), and for a declining amount for an additional three years (through October 31, 2010). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

    In addition to the Management Fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    For the first 8 years of the Trust's operation, BlackRock Advisors has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

                     PERCENTAGE WAIVED
                    (AS A PERCENTAGE OF
   TWELVE MONTH       AVERAGE WEEKLY
  PERIOD ENDING      MANAGED ASSETS)*
  -------------     -------------------
October 31, 2003**         0.20%
October 31, 2004           0.20%
October 31, 2005           0.20%
October 31, 2006           0.20%
October 31, 2007           0.20%
October 31, 2008           0.15%
October 31, 2009           0.10%
October 31, 2010           0.05%

-------------------

  *  Including net assets attributable to Preferred Shares.
 **  From the commencement of operations.

    BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond October 31, 2010 or after termination of the investment management agreement.

                        DESCRIPTION OF PREFERRED SHARES

    The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the Preferred Shares in the Statement of Preferences (the "Statement") attached as Appendix A to the Statement of Additional Information.

GENERAL

    The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares, par value $.001 per share, in one or more classes or series with rights as determined by the board of trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 3,023 Preferred Shares Series F7. All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

    The Preferred Shares will rank on parity with any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each of the Preferred Shares carries one vote on matters that Preferred Shares can be voted. Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS

    The following is a general description of dividends and Rate Periods.

    RATE PERIODS. The Initial Rate Period of the Preferred Shares will be 12 days. Any subsequent Rate Periods of Preferred Shares will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as Special Rate Periods. See "Designation of Special Rate Periods" below.

    DIVIDEND PAYMENT DATES. Dividends on Preferred Shares will be payable when, as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. The initial dividend payment date is December 23, 2002. Subsequent dividends are scheduled to be paid on each Monday. However, if dividends are payable on a day that is not a Business Day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more than 28 Rate Period Days.

    Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

    CALCULATION OF DIVIDEND PAYMENT. The Trust computes the dividends per share payable on Preferred Shares by multiplying the applicable rate for shares in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 365 if such Dividend Period consists of seven days, 360 for all other Dividend Periods. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

    Dividends on Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction once each of the requirements of the Statement are satisfied, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

    The maximum applicable rate for any rate period for Preferred Shares will generally be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period based on the prevailing rating of the Preferred Shares in effect at the close of business on the Business Day next preceding the auction date. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for Preferred Shares is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. If the Trust has provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned "Applicable Percentage: Notification" in the Applicable Percentage Table below:

                      APPLICABLE PERCENTAGE PAYMENT TABLE

                                                                                   APPLICABLE PERCENTAGE TABLE
                             CREDIT RATINGS                               ----------------------------------------------
------------------------------------------------------------------------  APPLICABLE PERCENTAGE:  APPLICABLE PERCENTAGE:
              MOODY'S                                S&P                     NO NOTIFICATION           NOTIFICATION
-----------------------------------  -----------------------------------  ----------------------  ----------------------
          "Aa3" or higher                      "AA-" or higher                         110%                    150%
           "A3" to "A1"                         "A-" to "A+"                           125%                    160%
         "Baa3" to "Baa1"                     "BBB-" to "BBB+"                         150%                    250%
          "Ba3" to "Ba1"                       "BB-" to "BB+"                          200%                    275%
            Below "Ba3"                          Below "BB-"                           250%                    300%

    The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

                                     REFERENCE RATE TABLE
----------------------------------------------------------------------------------------------
              RATE PERIOD                                     REFERENCE RATE
----------------------------------------    --------------------------------------------------
28 days or less                                       Greater of:
                                                   -  AA Composite
                                                      Commercial Paper Rate
                                                   -  Taxable Equivalent of the Short-Term
                                                      Municipal Bond Rate
29 days to 182 days                                   AA Composite Commercial Paper Rate
183 days to 364 days                                  Treasury Bill Rate
365 days or more                                      Treasury Note Rate

    The "AA" Composite Commercial Paper Rate is as set forth in the table set forth below:

                   "AA" COMPOSITE COMMERCIAL PAPER RATE TABLE

MINIMUM RATE PERIOD            SPECIAL RATE PERIOD              "AA" COMPOSITE COMMERCIAL PAPER RATE*
-------------------  ----------------------------------------  ----------------------------------------
      7 days         48 days or fewer                                        30-day rate
                     49 days to 69 days                                      60-day rate
                     70 days to 84 days                           Average of 60-day and 90-day rates
                     85 days to 98 days                                      90-day rate
                     99 days to 119 days                         Average of 90-day and 120-day rates
                     120 days to 140 days                                    120-day rate
                     141 days to 161 days                        Average of 120-day and 180-day rates
                     162 days to 182 days                                    180-day rate

-------------------

  *  Rates stated on a discount basis

    If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the auction agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

    "Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Statement.

    Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

    If an auction for Preferred Shares is not held when scheduled for any reason, other than by reason of force majeure, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

    ADDITIONAL DIVIDENDS. If the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having provided advance notice (a "Taxable Allocation"), whether or not such allocation is made retroactively as a result of the redemption of all or a portion of the Preferred Shares or a liquidation of the Trust, the Trust shall pay an additional dividend. The additional dividend will be in an amount approximately equal to the amount of taxes paid by a holder of Preferred Shares on the Taxable Allocation and the additional dividend, provided that the additional dividend will be calculated:

    -  without consideration being given to the time value of money;

    - assuming that no holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and

    - assuming that each Taxable Allocation and such additional dividend (except to the extent such additional dividend is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each holder of Preferred Shares at the maximum marginal combined regular Federal individual income and California income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable whichever is greater, in effect during the fiscal year in question.

    The Trust will not pay additional dividends with respect to net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

    Although the Trust generally intends to designate any additional dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. See "Tax Matters." The Trust will not pay a further additional dividend with respect to any taxable portion of an additional dividend not provided for in the additional dividend calculation above.

    The Trust will, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Taxable Allocation is made, provide notice thereof to the auction agent. The Trust will pay, out of legally available funds, any additional dividend due on all Taxable Allocations made during the fiscal year in question.

    RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. While the Preferred Shares are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

    - immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "Rating Agency Guidelines and Asset Coverage" below);

    - any additional dividends required to be paid on or before the date of such transaction have been paid;

    - full cumulative dividends on Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

    - the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

    The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

    DESIGNATION OF SPECIAL RATE PERIODS. The Trust may, at its sole option, declare a special rate period of the Preferred Shares. Upon declaring a special rate period, the Trust will give notice to the auction agent. The notice will request that the next succeeding rate period for the Preferred Shares be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special rate period may be a number of days not evenly divisible by seven if all Preferred Shares are to be redeemed at the end of such special rate period. The Trust may not request a special rate period unless sufficient clearing bids for such Preferred Shares were made in the most recent auction.

REDEMPTION

    MANDATORY REDEMPTION. The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Trust must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

    OPTIONAL REDEMPTION. The Trust, at its option, may redeem the Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No Preferred Shares may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. In addition, holders of Preferred Shares may be entitled to receive additional dividends if the redemption causes the Trust to make a Taxable Allocation without having given advance notice to the auction agent. Preferred Shares may not be redeemed in part if fewer than 300 Preferred Shares would remain outstanding after the redemption. The Trust has the authority to redeem the Preferred Shares for any reason.

LIQUIDATION

    If the Trust is liquidated, the holders of Preferred Shares will receive the liquidation preference on such Preferred Shares, plus all accumulated but unpaid dividends, plus any applicable additional dividends payable before any payment is made to the common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Trust.

    For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

    - the sale of all or substantially all the property or business of the Trust;

    - the merger or consolidation of the Trust into or with any other business trust or corporation; or

    - the merger or consolidation of any other business trust or corporation into or with the Trust.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

    The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of
(a) the aggregate liquidation preference of the Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Trust.

    The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of November 29, 2002, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $558,676, would have been computed as follows:

  Value of Trust assets less
         liabilities
   not constituting senior
          securities            =  121,522,901  =  261%
------------------------------     -----------
Senior securities representing      46,500,000
indebtedness plus liquidation
value of the preferred shares

    In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Trust will be required to redeem Preferred Shares as described under "Redemption--Mandatory Redemption" above.

    The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change, suspend or withdraw any such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

    As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and S&P by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

    The rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the Preferred Shares.

VOTING RIGHTS

    Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

    Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including Preferred Shares, is that the number of trustees constituting the board of trustees will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including Preferred Shares as described above, would constitute a majority of the board of trustees. The holders of preferred shares, including Preferred Shares, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including Preferred Shares, will automatically terminate.

    As long as any Preferred Shares are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting together as a separate class):

    (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, authorize, create or issue additional shares of or increase the authorized amount of the Preferred Shares or any other preferred shares, unless, in the case of shares of preferred stock on parity with the Preferred Shares, the Trust obtains written confirmation from Moody's (if Moody's is then rating preferred shares), S&P (if S&P is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

    (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

    (c) authorize the Trust's conversion from a closed-end to an open-end investment company; or

    (d) approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the Preferred Shares.

    So long as any shares of the Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

    To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and
(b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's charter.

    The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL

    The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the Preferred Shares for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

    AUCTION AGENCY AGREEMENT. The Trust will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for the Preferred Shares, so long as the applicable rate for the Preferred Shares is to be based on the results of an auction.

    The auction agent may terminate the auction agency agreement upon 45 days notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

    BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

    The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of Preferred Shares placed by a Broker-Dealer at the auction.

    The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

AUCTION PROCEDURES

    Prior to the submission deadline on each auction date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such Preferred Shares may submit the following types of orders with respect to such Preferred Shares to that Broker-Dealer.

    1. Hold order--indicating its desire to hold such Preferred Shares without regard to the applicable rate for the next dividend period.

    2. Bid--indicating its desire to sell such Preferred Shares at $25,000 per share if the applicable rate for such Preferred Shares for the next dividend period is less than the rate or spread specified in the bid.

    3. Sell order--indicating its desire to sell shares at $25,000 per share without regard to the applicable rate for shares for the next dividend period.

    A beneficial owner may submit different types of orders to its Broker-Dealer with respect to Preferred Shares then held by the beneficial owner. A beneficial owner for such Preferred Shares that submits its bid with respect to such Preferred Shares to its Broker-Dealer having a rate higher than the maximum applicable rate for such Preferred Shares on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of such Preferred Shares that fails to submit an order to its Broker-Dealer with respect to such Preferred Shares will ordinarily be deemed to have submitted a hold order with respect to such shares to its Broker-Dealer. However, if a beneficial owner of such Preferred Shares fails to submit an order with respect to such Preferred Shares to its Broker-Dealer for an auction relating to a dividend period of more than 28 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

    A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of Preferred Shares that wishes to purchase Preferred Shares or that is a beneficial owner of Preferred Shares that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for such Preferred Shares for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares specifying a rate higher than the maximum applicable rate for shares on the auction date will not be accepted.

    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

    There are sufficient clearing bids for Preferred Shares in an auction if the number of such Preferred Shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such Preferred Shares is at least equal to or exceeds the sum of the number of such Preferred Shares subject to sell orders and the number of such Preferred Shares subject to bids specifying rates or spreads higher than the maximum applicable rate for such Preferred Shares submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such Preferred Shares. If there are sufficient clearing bids for shares, the applicable rate for shares for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning such Preferred Shares available for purchase in the auction.

    If there are not sufficient clearing bids for such Preferred Shares, the applicable rate for the next dividend period will be the maximum applicable rate for such Preferred Shares on the auction date. If this happens, beneficial owners of such Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all such Preferred Shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, the applicable rate for the next dividend period will then be:

    - (i) if the applicable rate period is less than 183 days, the "AA" Composite Commercial Paper Rate, (ii) if the applicable rate period is more than 182 days but fewer than 365 days, the Treasury Bill Rate, and
       (iii) if the applicable rate period is more than 364 days, the Treasury Note Rate (the applicable rate being referred to as the "Benchmark Rate"); multiplied by

    - 1 minus the maximum marginal regular individual Federal income tax rate applicable to ordinary income or the maximum marginal regular corporate Federal income tax rate applicable to ordinary income, whichever is greater.

    If the applicable rate period is less than 183 days and the Kenny Index is less than the amount determined above for a rate period of less than 183 days, then the applicable rate for an all hold period will be the rate equal to the Kenny Index.

    The "Kenny Index" is the Kenny S&P 30 day High Grade Index or any successor index.

    The "Treasury Bill Rate" is either (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the Rate Period; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.

    The "Treasury Note Rate" on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury

Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.

    If all the Preferred Shares are subject to hold orders and the Trust has notified the auction agent of its intent to allocate to Preferred Shares any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the applicable rate for Preferred Shares for the applicable rate period will be (i) if the Taxable Yield Rate is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the amount determined pursuant to the two bullet points above, and (y) the product of the maximum marginal regular Federal individual and California personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate.

    The "Taxable Yield Rate" is the rate determined by (i) dividing the amount of Taxable Income available for distribution on each Preferred Share by the number of days in the Dividend Period in respect of which the Taxable Income is contemplated to be distributed, (ii) multiplying the amount determined in
(i) by 365 (in the case of a Dividend Period of 7 days) or 360 (in the case of any other Dividend Period), and (iii) dividing the amount determined in (ii) by $25,000.

    The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of such Preferred Shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

    The auctions for Series F7 will normally be held every Friday, and each subsequent dividend period will normally begin on the following Monday.

    If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

    If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

         (i) The Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Trust and its paying agent, if any, can pay the dividend;

         (ii) The affected Dividend Period will end on the day it otherwise would have ended; and

        (iii) The next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

    Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Trust may notify the auction agent of the amount to be so included not later than the dividend payment date before the auction date. Whenever the auction agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, will be required to notify its customers who are beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such auction date. In the event of such notice, the Trust will not be required to pay an additional dividend with respect to such dividend.

SECONDARY MARKET TRADING AND TRANSFERS OF PREFERRED SHARES

    The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

    A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

    - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

    -  to a Broker-Dealer; or

    -  to such other persons as may be permitted by the Trust;
    -  provided, however, that;

    - a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

    - in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.

                          DESCRIPTION OF COMMON SHARES

    In addition to the Preferred Shares, the Agreement and Declaration of Trust dated as of August 19, 2002, as later amended and restated, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

    The Trust's common shares are traded on the New York Stock Exchange under the symbol "BCK".

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

    The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

    In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

    The 5% holder transactions subject to these special approval requirements are:

    - the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

    - the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan;

    - the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

    - the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

    To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at new asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

    To liquidate the Trust, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

    For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series voting as a separate class or series, also will be required.

    The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                          REPURCHASE OF COMMON SHARES

    Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase Preferred Shares to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the Preferred Shares at that time.

                                  TAX MATTERS
FEDERAL TAX MATTERS

    The following is a description of certain U.S. Federal income tax consequences to an investor of acquiring, holding and disposing of Preferred Shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

    The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Trust will be subject to any U.S. Federal income tax. The Trust expects that substantially all of the dividends it distributes to its common shareholders and holders of the Preferred Shares will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds which is exempt from regular U.S. Federal income tax. The Trust further expects that substantially all of the dividends it distributes will generally be exempt from the alternative minimum tax. In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. The Trust will allocate tax-exempt interest income, long-term capital gain and other taxable income, if any, among the common shares and the Preferred Shares in proportion to total dividends paid to each class for the year. The Trust intends to notify holders of Preferred Shares in advance if it will allocate income to them that is not exempt from regular U.S. Federal income tax. In certain circumstances, the Trust will make payments to holders of Preferred Shares to offset the tax effects of the taxable distribution. See "Description of Preferred Shares--Dividends and Dividend Periods--Additional Dividends." The sale or other disposition of common shares or Preferred Shares of the Trust will normally result in capital gain or loss to shareholders. Both long-term and short-term capital gains of corporations are taxed at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains and ordinary income are taxed currently at a maximum rate of 38.6%, while long-term capital gains are generally taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and the holding period of which began after December 31, 2000).* Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances.

-------------------
* The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates. You should consult a tax advisor concerning the tax consequences of your investment in the Trust. The foregoing discussion is subject to and qualified in its entirety by the discussion in "Tax Matters" in the Statement of Additional Information below.

    Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as an undistributed capital gain) with respect to such shares. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss. This summary of tax consequences is intended for general information.

CALIFORNIA TAX MATTERS

    Under existing California income tax law, if at the close of each quarter of the Trust's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of the Trust who are subject to the California income tax will not be subject to such tax on distributions with respect to their shares of the Trust to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to the California corporate income tax may be subject to such taxes with respect to distributions from the Trust. Under California personal property tax law, securities owned by the Trust and any interest thereon are exempt from such personal property tax.

    Generally, any proceeds paid to the Trust under an insurance policy which represent matured interest on defaulted obligations should be exempt from California income tax if, and to the same extent that, such interest would have been exempt if paid by the issuer of such defaulted obligations.

    California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies.

    The state tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific state tax consequences of holding and disposing of shares of the Trust, as well as the effects of Federal, local and foreign tax law and any proposed tax law changes.

    Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in the Trust.

    Please refer to the Statement of Additional Information for more detailed information.

                                  UNDERWRITING

    Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives of the Underwriters named below. Subject to the terms and conditions of the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such Underwriter.

                                                    NUMBER OF
                                                     SHARES
                                                    ---------
UNDERWRITER                                         SERIES F7
-----------                                         ---------
Salomon Smith Barney Inc..........................    1,023
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated............................      465
Prudential Securities Incorporated................      186
Wachovia Securities, Inc..........................      186
                                                      -----
Total.............................................    1,860

    The underwriting agreement provides that the obligations of the Underwriters to purchase the Preferred Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any shares. In the underwriting agreement, the Trust, BlackRock Advisors and BlackRock Financial Management have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the Underwriters may be required to make for any of those liabilities.

    The Underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Trust will pay of $250.00 per share is equal to 1.0% of the initial offering price. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the public offering on or before December 11, 2002.

    The Trust anticipates that from time to time the representatives of the Underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

    The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Trust, BlackRock Advisors or BlackRock Financial Management by notice to the Trust, BlackRock Advisors or BlackRock Financial Management if, prior to delivery of and payment for the Preferred Shares, (1) trading the Trust's common shares shall have been suspended by the Securities and Exchange Commission or the American Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (2) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (3) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Shares as contemplated by this prospectus (exclusive of any supplement thereto).

    The Trust anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction."

    The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

                  CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

    The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, acts as the Trust's Transfer Agent with respect to the common shares.

    The Bank of New York, 100 Church Street, New York, New York 10286, a banking corporation organized under the laws of New York, is the auction agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

                             AVAILABLE INFORMATION

    The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

    This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    Additional information about the Trust and Preferred Shares can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference, and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                    PAGE
                                                    ----
Use of Proceeds...................................   B-2
Investment Objective and Policies.................   B-2
Investment Policies and Techniques................   B-4
Other Investment Policies and Techniques..........  B-22
Management of the Trust...........................  B-25
Portfolio Transactions and Brokerage..............  B-33
Additional Information Concerning the Auctions for
  Preferred Shares................................  B-34
Description of Common Shares......................  B-35
Other Shares......................................  B-35
Repurchase of Common Shares.......................  B-35
Tax Matters.......................................  B-37
Experts...........................................  B-41
Additional Information............................  B-42
Independent Auditors' Report......................   F-1
Financial Statements..............................   F-2
APPENDIX A Statement of Preferences of Municipal
  Auction Rate Cumulative Preferred Shares........   A-1
APPENDIX B Ratings of Investments.................   B-1
APPENDIX C General Characteristics and Risks of
  Strategic Transactions..........................   C-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $46,500,000

                              BLACKROCK CALIFORNIA
                         INSURED MUNICIPAL INCOME TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                            1,860 SHARES, SERIES F7

                                     ------

                                   PROSPECTUS

                                DECEMBER 9, 2002

                                   ---------

                              SALOMON SMITH BARNEY
                              MERRILL LYNCH & CO.
                             PRUDENTIAL SECURITIES
                              WACHOVIA SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

    BlackRock California Insured Municipal Income Trust (the "Trust") is a recently organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated December 9, 2002. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling
(888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (HTTP://WWW.SEC.GOV). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus or the Statement attached as Appendix A.

                               TABLE OF CONTENTS

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                    PAGE
                                                    ----
Use of Proceeds...................................   B-2
Investment Objective and Policies.................   B-2
Investment Policies and Techniques................   B-4
Other Investment Policies and Techniques..........  B-22
Management of the Trust...........................  B-25
Portfolio Transactions and Brokerage..............  B-33
Additional Information Concerning the Auctions for
  Preferred Shares................................  B-34
Description of Common Shares......................  B-35
Other Shares......................................  B-35
Repurchase of Common Shares.......................  B-35
Tax Matters.......................................  B-37
Experts...........................................  B-41
Additional Information............................  B-42
Independent Auditors' Report......................   F-1
Financial Statements..............................   F-2

APPENDIX A Statement of Preferences of Municipal
  Auction Rate Cumulative Preferred Shares........   A-1

APPENDIX B Ratings of Investments.................   B-1

APPENDIX C General Characteristics and Risks of
  Strategic Transactions..........................   C-1

        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED DECEMBER 9, 2002.

                                USE OF PROCEEDS

    Pending investment in municipal bonds that meet the Trust's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Short-Term Taxable Fixed Income Securities," the income on which is subject to regular Federal income tax and California income tax, and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Trust's investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and California income tax. Special considerations apply to corporate investors. See "Tax Matters."

INVESTMENT RESTRICTIONS

    Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

        (1) invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

        (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

        (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

        (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

        (5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

        (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

    When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

    For purposes of applying the limitation set forth in subparagraph
(1) above, securities of the U.S. Government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

    For the purpose of applying the limitation set forth in subparagraph
(1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

    Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of Preferred Shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

    As a fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from Federal income tax, including the alternative minimum tax, and California income tax.

    In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

        (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's Managed Assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

        (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

        (3) purchase securities of companies for the purpose of exercising control.

    As a matter of non-fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in insured securities. For the purposes of the above non-fundamental policy an insured security is a security that is insured as to the timely payment of both principal and interest by an insurance company, which insurance may include, without limitation, original issue insurance, secondary insurance or portfolio insurance. The Trust has adopted a policy to provide shareholders of the Trust at least 60 days' prior notice of any change in this non-fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the Investment Company Act, and the rules and regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

    In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and no investment represents ownership of 10% or more of the voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

    The Trust intends to apply for ratings for the Preferred Shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or Preferred Shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") and/or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained, or if obtained, maintained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

    The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

PORTFOLIO INVESTMENTS

    The Trust will invest primarily in a portfolio of insured municipal bonds that are exempt from Federal income tax, including the alternative minimum tax, and California income tax. Under normal circumstances, these municipal bonds will be rated investment grade.

    In general, there are three categories of municipal obligations the interest on which is exempt from Federal income tax and is not a tax preference item for purposes of the alternative minimum tax: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular Federal income tax, but is treated as a tax preference item that could subject the recipient to or increase the recipient's liability for the alternative minimum tax. For corporate shareholders, the Trust's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the alternative minimum tax as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). In assessing the Federal income tax treatment of interest on any such obligation, the Trust will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

    Municipal bonds rated "Baa" or "BBB" are considered investment grade securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated "BBB" are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated "AAA" in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

    A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

    The Trust will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the weighted average maturity may be shortened from time to time depending on market conditions. As a result, the Trust's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

    The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

    Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

    Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Trust. Any income derived from the ownership or operation of such assets may not be tax-exempt. In addition, the Trust's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Trust may exercise its rights by taking possession of such assets, because as a regulated investment company, the Trust is subject to certain limitations on its investments and on the nature of its income.

    In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from Federal income tax, including the alternative minimum tax, and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.

DESCRIPTION OF INSURERS

    IN GENERAL. Insured bonds held by the Trust will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance ("Original Issue Insurance"), (ii) an insurance policy obtained by the Trust or a third party subsequent to the obligation's original issuance ("Secondary Market Insurance") or (iii) a municipal insurance policy purchased by the Trust ("Portfolio Insurance"). The Trust anticipates that all or substantially all of its insured bonds will be subject to Original Issue Insurance or Secondary Market Insurance. Although the insurance feature reduces certain financial risks, the premiums for Portfolio Insurance (which, if purchased by the Trust, are paid from the Trust's assets) and the higher market price paid for obligations covered by Original Issue Insurance or Secondary Market Insurance reduce the Trust's current yield.

    Insurance will cover the timely payment of interest and principal on bonds and, as a matter of non-fundamental policy, will be obtained from insurers with a claims-paying ability rated "Aaa" by Moody's or "AAA" by S&P or Fitch. Obligations insured by any insurer with such a claims-paying ability rating will generally carry the same rating or credit risk as the insurer. See Appendix B for a brief description of Moody's, Fitch's and S&P's claims-paying ability ratings. Such insurers must guarantee the timely payment of all principal of and interest on bonds as they become due. Such insurance may, however, provide that in the event of non-payment of interest or principal when due with respect to an insured bond, the insurer is not obligated to make such payment until a specified time period has lapsed (which may be 30 days or more after it has been noticed by the Trust that such non-payment has occurred). For these purposes, a payment of principal is due only at final maturity of the bonds and not at the time any earlier sinking fund payment is due. While the insurance will guarantee the timely payment of principal and interest, it does not guarantee the market value of the bonds or the net asset value of the Trust.

    Bonds are generally eligible to be insured under Portfolio Insurance if, at the time of purchase by the Trust, they are identified separately or by category in qualitative guidelines furnished by the mutual fund insurer and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the bonds being insured at the time the Trust purchases the obligations. The insurer may prospectively withdraw particular obligations from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible bonds. The insurer must, however, continue to insure the full amount of the obligations previously acquired which the insurer has indicated are eligible for insurance, so long as they continue to be held by the Trust. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as those the Trust would use to govern selection of bonds for the Trust. Therefore, from time to time such guidelines and limitations may affect investment decisions in the event the Trust's securities are insured by Portfolio Insurance.

    For Portfolio Insurance that terminates upon the sale of the insured security, the insurance does not have any effect on the resale value of such security. Therefore, the Trust will generally retain any insured bonds which are in default or, in the judgment of the Advisors, are in significant risk of default and place a value on the insurance. This value will be equal to the difference between the market value of the defaulted insured bonds and the market value of similar bonds which are not in default. As a result, BlackRock may be unable to manage the securities held by the Trust to the extent the Trust holds defaulted insured bonds, which will limit its ability in certain circumstances to purchase other bonds. While a defaulted insured obligation is held by the Trust, the Trust will continue to pay the insurance premium thereon but will also collect interest payments from the insurer and retain the right to collect the full amount of principal from the insurer when the insured bond becomes due. The Trust expects that the market value of a defaulted insured bond covered by Original Issue Insurance or Secondary Market Insurance will generally be greater than the market value of an otherwise comparable defaulted bond covered by Portfolio Insurance.

    The Trust may also invest in bonds that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest on and principal of the secured obligation ("collateralized obligations"). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of these credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Trust's policy of investing at least 80% of its Managed Assets in insured bonds.

    PRINCIPAL INSURERS. Currently, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), XL Capital Assurance ("XL Capital"), CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"), and Financial Security Assurance Corp., together with its affiliated insurance companies--Financial Security Assurance International Inc. and Financial Security Assurance of Oklahoma, Inc. (collectively, "FSA"), are considered to have a high claims-paying ability and, therefore, are eligible insurers for the Trust's bonds. Additional insurers may be added without further notification. The following information concerning these eligible insurers is based upon information provided by such insurers or information filed with the Securities and Exchange Commission or other public sources. Neither the Trust nor the Advisors have independently verified such information and make no representations as to the accuracy and adequacy of such information or as to the absence of material adverse changes subsequent to the date thereof.

    MBIA is a monoline financial guaranty insurance company. MBIA issues municipal bond insurance policies guarantying the timely payment of principal and interest on new municipal bond issues and leasing obligations of municipal entities, secondary market insurance of such instruments and insurance on such instruments held in unit investment trusts and mutual funds. As of December 31, 2001, MBIA had total assets of approximately $11.8 billion and qualified statutory capital of approximately $4.9 billion. MBIA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

    Financial Guaranty Insurance Corporation, a wholly owned subsidiary of FGIC Corporation, which is a wholly owned subsidiary of General Electric Capital Corporation, is an insurer of municipal securities, including new issues, securities held in unit investment trusts and mutual funds, and those traded on secondary markets. As of December 31, 2000, FGIC had total assets of approximately $2.75 billion. FGIC has a claims-paying ability rating of "AAA" by S&P and Fitch, and "Aaa" by Moody's.

    AMBAC, a wholly owned subsidiary of AMBAC Inc., is a monoline insurance company whose policies guaranty the payment of principal and interest on municipal obligations issues. As of December 31, 2001, AMBAC had assets of approximately $3.7 billion. AMBAC has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

    XL Capital is a new "AAA" rated financial guarantor and a wholly owned subsidiary of property casualty insurer XL Capital Ltd. XL Capital began transactions in January of 2001 and is rated "AAA"/ "Aaa" by Moody's and S&P respectively. As of December 31, 2001 XL Capital Ltd had assets of approximately $6.9 billion.

    CIFG NA is a new financial Guarantor rated "AAA" from Fitch, Moody's and S&P. CIFG NA is a subsidiary of CDC IXIS Financial Guaranty ("CIFG"), which is a subsidiary of CIFG Holding, which is in turn owned by parent company CDC IXIS. CDC IXIS is a French domiciled corporation with a broad spectrum of insurance related businesses. CIFG recently entered the bond insurance business with two companies, CIFG Europe and CIFG NA. CIFG is capitalized with $280 million in cash, with CIFG NA holding $100 million in cash. CDC IXIS backs the two entities with $220 million in the form of a subordinated loan agreement. Over 75% of CIFG NA's business will be passed on through a reinsurance policy to CIFG. Combining all capital, CIFG NA will have claims paying resources of $500 million.

    FSA is a monoline insurer whose policies guaranty the timely payment of principal and interest on new issue and secondary market issue municipal securities transactions, among other financial obligations. As of December 31, 2001, FSA had total assets of approximately $4.3 billion and qualified statutory capital of approximately $1.59 billion. FSA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's. FSA is a separately capitalized indirect subsidiary of Dexia, a leading European banking group.

SHORT-TERM TAXABLE FIXED INCOME SECURITIES

    For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

        (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by
    (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

        (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

        (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

        (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

SHORT-TERM TAX-EXEMPT FIXED INCOME SECURITIES

    Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

    Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

    Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

    While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

FACTORS PERTAINING TO CALIFORNIA

    GENERAL. As described in the Prospectus, except during temporary periods, the Trust will invest substantially all of its assets in California municipal securities. The portfolio of the Trust may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities"). In addition, the specific California municipal securities in which the Trust will invest will change from time to time. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Trust and the Trust assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Trust to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Trust will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

    ECONOMIC FACTORS. After several years of very strong growth, the State's financial condition started to worsen since the start of 2001, with the combination of a mild economic recession and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of

California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

    The strongest growth in a decade occurred in 1999 and 2000, but in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade has also slowed since the start of 2001. The terrorist attacks on September 11, 2001 further weakened the economy, particularly in tourism-based areas. Although California's economy is continuing to be stronger than the national average, it is not expected to start a recovery until mid-2002. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

    Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of two years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

    According to the State Controller's Office, the General Fund ended the 2001-02 fiscal year on June 30, 2002 with a cash deficit before loans of $10.4 billion, which is $13.8 billion less than the cash balance of $3.4 billion at the beginning of the fiscal year. This deficit is attributed to a shortfall in personal income tax receipts and a delay in the sale of energy bonds, which would repay loans made by the General Fund. To address the deficit and to help meet the cash flow needs of the State for the early part of the 2002-03 fiscal year, the State closed its fiscal year with an additional $2.9 billion in internal borrowing (including $2.5 billion borrowed from the Special Fund for Economic Uncertainties) and $7.5 billion in external borrowing in the form of Revenue Anticipation Warrants which were issued on June 24, 2002.

    The shortfall in personal income tax receipts is largely the result of a decline in personal income related to stock options. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last several years. For example, these two income sources contributed almost
25 percent (25%) of all General Fund tax revenue in 2000-01, a dramatic increase from their 5.6 percent (5.6%) share in 1995-96. The increasing influence that these stock market-related income sources have had on personal income tax revenues over the past few years added a significant dimension of volatility to this revenue source. These sources are projected by the State to decline to approximately 12 percent (12%) of General Fund tax revenues in the 2001-02 and 2002-03 fiscal years.

    On September 5, 2002, the Governor of California signed the $98.9 billion 2002-03 Budget which the State Legislature approved on September 1, 2002. The Budget provides $76.6 billion in General Fund expenditures, a 0.2% decrease from 2001-02. The 2002-03 Budget, along with mid-year spending reductions in 2001-02, addresses a $23.6 billion gap between revenues and expenditures. Gap-closing reductions in the 2002-03 Budget include program reductions, borrowing against tobacco settlement funds, loans, education spending deferrals and reductions, assumed increases in Federal spending restructuring state debt and several one-time revenue enhancements and book-keeping measures.

    STATE INDEBTEDNESS. The Treasurer of the State is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

    CAPITAL FACILITIES FINANCING. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the State's General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

    According to the State's Treasurer's Office, as of September 1, 2002, the State had outstanding $25,186,602,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $11,437,499,000 of long-term general obligation bonds. This latter figure consists of $4,915,300,000 of authorized commercial paper notes, described below (of which $845,600,000 was outstanding), which had not yet been refunded by general obligation bonds, and $6,522,199,000 of other authorized but unissued general obligation debt.

    The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

    A total of $18.6 billion of new bond authorizations were approved by the voters on November 5, 2002. The Legislature has also approved another $22 billion of bond authorizations to be placed on the ballot in 2004. Additional bond proposals may also be added in 2004.

    Pursuant to legislation enacted in 1995, voter approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees, whether or not such notes are actually issued. As of September 1, 2002, the finance committees had authorized the issuance of up to $4,915,300,000 of commercial paper notes; as of that date $845,600,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

    In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,293,779,163 General Fund-supported lease-purchase debt outstanding at September 1, 2002. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4,098,688,000 authorized and unissued as of September 1, 2002. In addition, as of that date certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

    Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. As of June 30, 2002, State agencies and authorities had $30.5 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund.

    STATE FINANCES AND THE BUDGET PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

    The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

    Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

    Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

    Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted, revenues may be appropriated in anticipation of their receipt.

    The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

    The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.

    LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 478 incorporated cities, and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

    Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provided a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. In the 2001-02 fiscal year, the State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties.

    The entire statewide welfare system has been changed in response to the change in Federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

    STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

    Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

    The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capital personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

    The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

    PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5,
1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capital General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

    TOBACCO LITIGATION. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During fiscal year 2000-01, the General Fund received $383 million in settlement payments. The Budget forecasts payments to the State totaling $474 million in 2001-02, of which $72 million will go into the General Fund and the balance will be deposited in a special fund to pay certain healthcare costs.

    RECENT DEVELOPMENTS REGARDING ENERGY. In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

    In January, 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (Chapters 4 and 9, First Extraordinary Session of 2001, hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

    DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers"). The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

    DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell electricity purchased under long-term contracts to Customers, but under current law DWR is not authorized to provide the balance of any net short required by the Customers (the "residual net short"). The Administration and the CPUC are developing plans to have the IOUs purchase the residual net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

    The Power Supply Program was initially financed by unsecured interest-bearing loans from the General Fund of the State ("State Loans") aggregating approximately $6.2 billion. Advances from the General Fund ceased in June 2001, after DWR arranged secured loans from banks and other financial institutions, producing net proceeds aggregating approximately $4.1 billion ("Interim Loans"). The Power Supply Program is also funded by revenue from electricity sales to Customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

    DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Sale of the bonds has been delayed since mid-2001 by a number of factors, including potential legal challenges.

    The terms of the Interim loans require that DWR revenue bond proceeds be used to prepay the Interim loans before being used to repay the State loans or to pay expenses of the Power Supply Program. Unless the Interim loans are prepaid, Interim loan principal is payable in eleven quarterly installments commencing on April 30, 2002. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. DWR's current revenue requirement includes amounts sufficient to pay scheduled Interim loan debt service until a new revenue requirement can be implemented.

    DWR also plans to repay the State loans from the proceeds of sale of DWR revenue bonds. DWR's current revenue requirement does not include provision for repayment of any State loans in 2002 from power sales revenues.

    On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court. The State has filed numerous claims as a creditor of PG&E, including but not limited to, claims for income and property taxes, regulatory fees, fines and penalties and environmental fees, fines and penalties. PG&E's proposed plan of reorganization seeks an extensive restructuring of PG&E's business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies on the theory that the Bankruptcy Code preempts state law. The plan states that PG&E will seek to establish conditions to PG&E's resumption of its responsibility for the power currently being provided its customers by DWR, and a ruling to prohibit it from accepting an assignment of any of DWR's long-term power purchase contracts. On February 7, 2002, the court ruled that PG&E must amend its plan to remove relief that is contrary to the State's sovereign immunity or prove that the State has waived its sovereign immunity. On March 22, 2002, PG&E appealed the bankruptcy court's decision in the U.S. District Court, Northern District of California.

    A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems Operator ("ISO") and the just and reasonable nature of certain of DWR's long-term power purchase contracts. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

    Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Administration believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

    While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will maintain lower wholesale power prices and ultimately promote the financial recovery of the IOUs, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be fixture disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect state revenues, or the health and comfort of its citizens.

    FISCAL YEAR 2002-03 BUDGET. On September 5, 2002 Governor Gray Davis signed the $98.9 billion 2002-03 Budget, which the Legislature had approved on September 1. The Budget was signed into law 63 days into the new fiscal year. The Budget assumes $79.2 billion in 2002-03 General Fund revenues and transfers, a 7.1 percent increase over 2001-02, and provides for a $1.035 billion reserve, which represents 1.3 percent of budgeted General Fund expenditures. The Budget, along with mid-year spending reductions in 2001-02, addresses a $23.6 billion gap between revenues and expenditures. This gap is primarily attributable to a significant decline in revenues related to stock options and capital gains income in 2001-02 and the current year.

    Gap-closing actions include:

    -  $7.5 billion in program reductions;

    - $4.5 billion from borrowing against the state's future tobacco settlement funds;

    -  $2.0 billion in loans;

    -  $1.7 billion in education spending deferrals and reductions;

    -  $2.9 billion in fund shifts, accelerations, and transfers;

    - $2.4 billion in additional revenues from the temporary suspension of the teacher tax credit and a temporary suspension of businesses' net operating loss deductions, as well as other tax changes;

    -  $1.1 billion in assumed increases in Federal funding; and

    -  $1.1 billion from restructuring state debt.

    The Budget provides $76.7 billion in General Fund expenditures, a 0.2 percent decrease from 2001-02. The Governor vetoed $235 million from General Fund and special fund appropriations approved by the Legislature, the largest share (75.3 percent) of which comes from $177 million in spending reductions in Health and Human Service programs.

    The State's budget faces several years of significant constraints due to weaker economic conditions, and it continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. Due to these and other factors, it is likely that, if economic conditions continue to weaken, the State will experience budget gaps in the future.

DURATION MANAGEMENT AND OTHER MANAGEMENT TECHNIQUES

    The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Strategic Transactions"). These Strategic Transactions may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Strategic Transactions are described below. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Strategic Transactions will be covered by designating liquid assets on the books and records of the Trust or offsetting transactions, the Trust and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Strategic Transactions may give rise to taxable income and have certain other consequences. See "Tax Matters."

    INTEREST RATE TRANSACTIONS. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

    The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

    CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (I.E., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.

    PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

    MUNICIPAL MARKET DATA RATE LOCKS. The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

    Appendix C contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and
(d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

    Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

SHORT SALES

    The Trust may make short sales of municipal bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

    When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

    The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to earmark similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

    If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

    The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

RESTRICTED AND ILLIQUID SECURITIES

    Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

BORROWING

    Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

REVERSE REPURCHASE AGREEMENTS

    The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

    If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

REPURCHASE AGREEMENTS

    As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between common shares and Preferred Shares. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS

    The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

LENDING OF SECURITIES

    The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),
(iii) the loan be made subject to termination by the Trust at any time and
(iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified

Institution, will be monitored by BlackRock and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of trustees.

    The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

RESIDUAL INTEREST MUNICIPAL BONDS

    The Trust currently does not intend to invest in residual interest municipal bonds. Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income. Although the Trust does not intend initially to invest in inverse floaters, the Trust may do so at some point in the future. The Trust will provide shareholders 30 days' written notice prior to any change in its policy of not investing in inverse floaters.

                            MANAGEMENT OF THE TRUST

INVESTMENT MANAGEMENT AGREEMENT

    Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

    The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

    The investment management agreement and certain scheduled waivers of investment advisory fees were approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on October 22, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company
Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.55% of the average weekly value of the Trust's Managed Assets. A related waiver letter from BlackRock Advisors provided for temporary fee waiver of 0.20% the average weekly value of the Trust's Managed Assets in each of the first five years of the Trust's operations (through October 31, 2007) and for a declining amount for an additional three years (through
October 31, 2010). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability of BlackRock Advisors of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

    The investment management agreement and the waivers of management fees were approved by the sole common shareholder of the Trust as of October 22, 2002. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

SUB-INVESTMENT ADVISORY AGREEMENT

    BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to October 31, 2003, 38% of the monthly management fees received by BlackRock Advisors, (ii) from October 31, 2003 to October 31, 2004, 19% of the monthly management fees received by BlackRock Advisors; and
(iii) after October 31, 2004, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

    The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

    Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

    The sub-investment advisory agreement was approved by the Trust's board of trustees at an in-person meeting held on October 22, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, the profitability to BlackRock Financial Management of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

    The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of October 22, 2002. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust or by BlackRock Advisors without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or BlackRock Financial Management, on 60 days' written notice by any party to the other (which may be waived by the non-terminating party). The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

TRUSTEES AND OFFICERS

    The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
                           TERM OF                                       OVERSEEN BY
NAME, ADDRESS, AGE       OFFICE AND    PRINCIPAL OCCUPATION DURING THE   TRUSTEE OR
AND POSITION(S)           LENGTH OF       PAST FIVE YEARS AND OTHER      NOMINEE FOR        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED            AFFILIATIONS               TRUSTEE            HELD BY TRUSTEE
--------------------    -------------  -------------------------------  -------------  ------------------------------
INDEPENDENT
TRUSTEES:
Andrew F. Brimmer       3 years(1)(2)  President of Brimmer & Company,       44        Director of CarrAmerica Realty
P.O. Box 4546                          Inc., a Washington, D.C.-based                  Corporation and Borg-Warner
New York, NY 10163                     economic and financial                          Automotive. Formerly Director
Age: 76                                consulting firm. Wilmer D.                      of AirBorne Express,
Trustee                                Barrett Professor of Economics,                 BankAmerica Corporation (Bank
                                       University of Massachusetts --                  of America), Bell South
                                       Amherst. Formerly member of the                 Corporation, College
                                       Board of Governors of the                       Retirement Equities Fund
                                       Federal Reserve System. Former                  (Trustee), Commodity Exchange,
                                       Chairman, District of Columbia                  Inc. (Public Governor)
                                       Financial Control Board. Lead                   Connecticut Mutual Life
                                       Trustee and Chairman of the                     Insurance Company, E.I. Dupont
                                       Audit Committee of each of the                  de Nemours & Company,
                                       closed-end trusts of which                      Equitable Life Assurance
                                       BlackRock Advisors Inc. acts as                 Society of the United States,
                                       investment advisor.                             Gannett Company, Mercedes-Benz
                                                                                       of North America, MNC
                                                                                       Financial Corporation
                                                                                       (American Security Bank), NMC
                                                                                       Capital Management, Navistar
                                                                                       International Corporation, PHH
                                                                                       Corp. and UAL Corporation
                                                                                       (United Airlines).

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
                           TERM OF                                       OVERSEEN BY
NAME, ADDRESS, AGE       OFFICE AND    PRINCIPAL OCCUPATION DURING THE   TRUSTEE OR
AND POSITION(S)           LENGTH OF       PAST FIVE YEARS AND OTHER      NOMINEE FOR        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED            AFFILIATIONS               TRUSTEE            HELD BY TRUSTEE
--------------------    -------------  -------------------------------  -------------  ------------------------------
Richard E. Cavanagh     3 years(1)(2)  President and Chief Executive         44        Trustee Emeritus, Wesleyan
P.O. Box 4546                          Officer of The Conference                       University, Trustee: Drucker
New York, NY 10163                     Board, Inc., a leading global                   Foundation, Airplanes Group,
Age: 56                                business membership                             Aircraft Finance Trust (AFT)
Trustee                                organization, from                              and Education Testing Service
                                       1995-present. Former Executive                  (ETS). Director, Arch
                                       Dean of the John F. Kennedy                     Chemicals, Fremont Group and
                                       School of Government at Harvard                 The Guardian Life Insurance
                                       University from 1988-1995.                      Company of America.
                                       Acting Director, Harvard Center
                                       for Business and
                                       Government(1991-1993). Formerly
                                       Partner (principal) of
                                       McKinsey & Company, Inc.
                                       (1980-1988). Former Executive
                                       Director of Federal Cash
                                       Management, White House Office
                                       of Management and Budget
                                       (1977-1979). Co-author, THE
                                       WINNING PERFORMANCE (best
                                       selling management book
                                       published in 13 national
                                       editions).

Kent Dixon              3 years(1)(2)  Consultant/Investor. Former           44        Former Director of ISFA (the
P.O. Box 4546                          President and Chief Executive                   owner of INVEST, a national
New York, NY 10163                     Officer of Empire Federal                       securities brokerage service
Age: 64                                Savings Bank of America and                     designed for banks and thrift
Trustee                                Banc PLUS Savings Association,                  institutions).
                                       former Chairman of the Board,
                                       President and Chief Executive
                                       Officer of Northeast Savings.

Frank J. Fabozzi        3 years(1)(2)  Consultant. Editor of THE             44        Director, Guardian Mutual
P.O. Box 4546                          JOURNAL OF PORTFOLIO MANAGEMENT                 Funds Group.
New York, NY 10163                     and Adjunct Professor of
Age: 54                                Finance at the School of
Trustee                                Management at Yale University.
                                       Author and editor of several
                                       books on fixed income portfolio
                                       management. Visiting Professor
                                       of Finance and Accounting at
                                       the Sloan School of Management,
                                       Massachusetts Institute of
                                       Technology from 1986 to August
                                       1992.

James Clayburn          3 years(1)(2)  Dean Emeritus of The John E.          44        Director, Jacobs Engineering
LaForce, Jr.                           Anderson Graduate School of                     Group, Inc., Payden & Rygel
P.O. Box 4546                          Management, University of                       Investment Trust, Provident
New York, NY 10163                     California since July 1, 1993.                  Investment Counsel Funds,
Age: 73                                Acting Dean of The School of                    Timken Company and Trust for
Trustee                                Business, Hong Kong University                  Investment Managers.
                                       of Science and Technology
                                       1990-1993. from 1978 to
                                       September 1993, Dean of The
                                       John E. Anderson Graduate
                                       School of Management,
                                       University of California.

Walter F. Mondale       3 years(1)(2)  Partner, Dorsey & Whitney, a          44        Director, Northwest Airlines
P.O. Box 4546                          law firm (December                              Corp., UnitedHealth Group,
New York, NY 10163                     1996-present, September                         Formerly, Director, RBC Dain
Age: 74                                1987-August 1993). Formerly                     Rauscher, Inc.
Trustee                                U.S. Ambassador to Japan
                                       (1993-1996). Formerly, Vice
                                       President of the United States,
                                       U.S. Senator and Attorney
                                       General of the State of
                                       Minnesota. 1984 Democratic
                                       Nominee for President of the
                                       United States.

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
                           TERM OF                                       OVERSEEN BY
NAME, ADDRESS, AGE       OFFICE AND    PRINCIPAL OCCUPATION DURING THE   TRUSTEE OR
AND POSITION(S)           LENGTH OF       PAST FIVE YEARS AND OTHER      NOMINEE FOR        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED            AFFILIATIONS               TRUSTEE            HELD BY TRUSTEE
--------------------    -------------  -------------------------------  -------------  ------------------------------
INTERESTED
TRUSTEES
Robert S. Kapito*       3 years(1)(2)  Vice Chairman of BlackRock,           44        President of the Board of
Age: 45                                Inc. Head of BlackRock's                        Directors of Periwinkle
Trustee and President                  Portfolio Management Group, a                   National Theatre, a national
                                       member of the Management                        non- profit effort to help
                                       Committee, the Investment                       disadvantaged youth, and
                                       Strategy Group, the Fixed                       Chairman of the Hope &
                                       Income and Global Equity                        Heroes/Babies & Children's
                                       Investment Strategy Group.                      Cancer Fund.
                                       Formerly, Vice President of the
                                       First Boston Corporation, head
                                       of its Mortgage Capital Markets
                                       Group. Currently, President and
                                       Trustee of each of the
                                       closed-end trusts which
                                       BlackRock Advisors, Inc. acts
                                       as investment advisor.

Ralph L. Schlosstein*   3 years(1)(2)  Director since 1999 and               44        Chairman and President of the
Age: 51                                President of BlackRock, Inc.                    BlackRock Provident
Trustee and President                  since its formation in 1998 and                 Institutional Funds. Director
                                       of BlackRock, Inc.'s                            of several of BlackRock's
                                       predecessor entities since                      alternative investment
                                       1988. Member of BlackRock's                     vehicles. Currently, a Member
                                       Management Committee and                        of the Visiting Board of
                                       Investment Strategy Group.                      Overseers of the John F.
                                       Formerly, Managing Director of                  Kennedy School of Government
                                       Lehman Brothers, Inc. and                       at Harvard University, the
                                       Co-head of its Mortgage and                     Financial Institutions Center
                                       Savings Institutions Group.                     Board of the Wharton School of
                                       Currently, Chairman and Trustee                 the University of
                                       of each of the closed-end                       Pennsylvania, a trustee of
                                       trusts which BlackRock                          Trinity School in New York
                                       Advisors, Inc. acts as                          City and a Trustee of New
                                       investment advisor.                             Visions for Public Education
                                                                                       in New York Council. Formerly,
                                                                                       a Director of Pulte
                                                                                       Corporation and a Member of
                                                                                       Fannie Mae's Advisory Council.

-------------------

  * "Interested person" of the Trust, as defined in the Investment Company Act. Messrs. Kapito and Schlosstein are interested persons due to their employment with the investment advisor.
(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

   -- Messrs. Cavanagh and La Force, as Class I trustees, are expected to stand for re-election at the Trust's 2003 annual meeting of shareholders

   -- Messrs. Schlosstein, Fabozzi and Mondale, as Class II trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders

   -- Messrs. Kapito, Brimmer and Dixon, as Class III Trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

(2) Each trustee, except for Mr. Mondale, has served in such capacity since the Trust's inception. Mr. Mondale was appointed as trustee upon the Trust's organization but resigned effective October 31, 2002. He was renominated as Trustee by the Independent Trustees and re-elected by the full board of trustees on November 12, 2002.

                                            PRINCIPAL OCCUPATION DURING THE PAST
NAME AND AGE                 TITLE           FIVE YEARS AND OTHER AFFILIATIONS
------------          --------------------  ------------------------------------
OFFICERS:
Anne F. Ackerley           Secretary        Managing Director of BlackRock, Inc.
Age: 40                                     since 2000. Formerly First Vice
                                            President and Chief Operating
                                            Officer, Mergers and Acquisition
                                            Group at Merrill Lynch & Co. from
                                            1997 to 2000; First Vice President
                                            and Chief Operating Officer, Public
                                            Finance Group at Merrill Lynch & Co.
                                            from 1995 to 1997; First Vice
                                            President, Emerging Markets Fixed
                                            Income Research at Merrill Lynch &
                                            Co. prior thereto.

Henry Gabbay               Treasurer        Managing Director of BlackRock, Inc.
Age: 54                                     and its predecessor entities.

Kevin Klingert           Vice President     Managing Director of BlackRock, Inc.
Age: 39                                     and its predecessor entities.

James Kong            Assistant Treasurer   Managing Director of BlackRock, Inc.
Age: 41                                     and its predecessor entities.

Richard Shea, Esq.     Vice President/Tax   Managing Director of BlackRock, Inc.
Age: 42                                     since 2000; Chief Operating Officer
                                            and Chief Financial Officer of
                                            Anthracite Capital, Inc. since 1998.
                                            Formerly, Director of BlackRock,
                                            Inc. and its predecessor entities.

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                        IN ALL REGISTERED INVESTMENT COMPANIES
                                            DOLLAR RANGE OF EQUITY        OVERSEEN BY DIRECTORS IN THE FAMILY
NAME OF DIRECTOR                          SECURITIES IN THE TRUST(*)            INVESTMENT COMPANIES(*)
----------------                          --------------------------  -------------------------------------------
Andrew F. Brimmer.......................              $0                              $1-$10,000
Richard E. Cavanagh.....................              $0                           $50,001-$100,000
Kent Dixon..............................              $0                             over $100,000
Frank J. Fabozzi........................              $0                              $1-$10,000
James Clayburn La Force, Jr.............              $0                           $50,001-$100,000
Robert S. Kapito........................              $0                             over $100,000
Walter F. Mondale.......................              $0                           $50,001-$100,000
Ralph L. Schlosstein....................              $0                           $50,001-$100,000

-------------------

(*) As of December 31, 2001. As of that date the trustees did not own shares in the Trust as it is a recently formed closed-end investment company.

    The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2001, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2002, assuming the Trust had been in existence for the full calendar year.

                                                                             TOTAL COMPENSATION FROM THE
                                                                             TRUST AND FUND COMPLEX PAID
NAME OF BOARD MEMBER                      ESTIMATED COMPENSATION FROM TRUST      TO BOARD MEMBER(1)
--------------------                      ---------------------------------  ---------------------------
Andrew F. Brimmer.......................               $2,000(2)                      $195,000(3),(4),(5)
Richard E. Cavanagh.....................               $2,000(2)                      $160,000(4)
Kent Dixon..............................               $2,000(2)                      $160,000(4)
Frank J. Fabozzi........................               $2,000(2)                      $160,000(4)
James Clayburn La Force, Jr.............               $2,000(2)                      $160,000(4)
Walter F. Mondale.......................               $2,000(2)                      $160,000(4)

-------------------

(1) Represents the total compensation earned by such person during the calendar year ended December 31, 2001 from the closed-end funds advised by the Advisor (the "Fund Complex").
(2) Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale may voluntarily defer $0, $0, $0, $0, $2,000 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2002.

(3) Dr. Brimmer serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Andrew F. Brimmer is compensated in the amount of $40,000 per annum by the Fund Complex .
(4) Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $24,000, $24,000, $139,000 and $68,000, respectively, pursuant to the Fund
     Complex's deferred compensation plan.
(5) In 2002, it is anticipated that Dr. Brimmer's compensation will be $200,000.

    At a meeting of the Governance Committee of the board of trustees of the BlackRock closed-end trusts held on November 25, 2002, the Independent Trustees approved a change to their compensation to become effective January 1, 2003. Under this revised compensation plan, each Independent Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee. The total annual aggregate compensation for each Independent Trustee is capped at $190,000 per annum, except that Dr. Brimmer will receive an additional $40,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex and Messrs. Brimmer, Cavanagh and Dixon will receive an additional $20,000 per annum from the Fund Complex for their service on the audit committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh and Dixon will be allocated among the funds/trusts in the Fund Complex based on their relative net assets.

    In the event that the $190,000 cap is met with respect to an Independent Trustee, the amount of the Independent Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Independent Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/ directors of the funds/trusts (excluding the per annum audit committee fee) held on a single day does not exceed $23,750 for any Independent Trustee.

    Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatorily deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the audit committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other fund/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

    The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

    The Executive Committee consists of Ralph L. Schlosstein and Robert S. Kapito and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the board.

    The Audit Committee consists of Messrs. Cavanagh, Brimmer and Dixon. The Audit Committee acts according to the Audit Committee charter. Dr. Andrew F. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants.

    The Governance Committee consists of Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, Jr. and Mondale. Dr. Andrew F. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of Trustees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

    No trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

CODES OF ETHICS

    The Trust, the Advisor, the Sub-Advisor and the affiliate underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, 1100 L Street NW, Washington, D.C. 20549-0102.

INVESTMENT ADVISOR AND SUB-ADVISOR

    BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $246 billion of assets under management as of September 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS-SM- and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS-SM- name.

    The BlackRock organization has over 13 years of experience managing closed-end products and advised a closed-end family of 40 funds with approximately $10.4 billion in assets as of September 30, 2002. BlackRock has 35 leveraged municipal closed-end funds and six open-end municipal funds under management. As of September 30, 2002, BlackRock managed approximately
$18.6 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

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                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

    The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

    The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

    One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

    It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict

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accurately portfolio turnover rates, actual turnover may be higher or lower.
Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                       ADDITIONAL INFORMATION CONCERNING
                       THE AUCTIONS FOR PREFERRED SHARES

GENERAL

    SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to Preferred Shares. One certificate for all of the shares will be registered in the name of The Bank of New York, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Trust's trustees, as described under "Description of Preferred Shares--Voting Rights" in the prospectus, The Bank of New York will be the holder of record of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

    DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

CONCERNING THE AUCTION AGENT

    The auction agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.

    The auction agent may rely upon, as evidence of the identities of the holders of Preferred Shares, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction-- Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

    The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent PROVIDED that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

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BROKER-DEALERS

    The auction agent after each auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were
(a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

    The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

    The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                          DESCRIPTION OF COMMON SHARES

    A description of common shares is contained in the prospectus. The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                                  OTHER SHARES

    The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

                          REPURCHASE OF COMMON SHARES

    The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any

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material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

    Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

    Subject to its investment restrictions, the Trust may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

    Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or
(f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

    The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's common shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

    In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

    Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                                  TAX MATTERS

    The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of Preferred Shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

    The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which will enable dividends on common shares or Preferred Shares which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of its shareholders.

    In order to qualify to be taxed as a regulated investment company, the Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must among other things: (a) derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"), and (b) diversify its holdings so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Trust's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses. In meeting these requirements of Subchapter M of the Code, the Trust may be restricted in the utilization of certain of the investment techniques described above and in the prospectus.

    As a regulated investment company, the Trust generally is not subject to U.S. Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as an undistributed capital gains dividend in a notice to its shareholders who, if subject to Federal income tax on long-term capital gains,
(i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their Federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence. The Trust intends to distribute at least annually to its shareholders all or substantially all of its net tax exempt interest and any investment company taxable income and net capital gain.

    If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Trust. In addition, a regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of (i) 98% of its ordinary taxable income for such year, (ii) 98% of its capital gain net income (adjusted for certain ordinary losses) for a one year period generally ending October 31 of such year, and (iii) 100% of all ordinary income and capital gains for previous years that were not distributed and on which the Trust paid no Federal income tax, is liable for a nondeductible 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Trust intends, to the extent possible, to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, by the close of each calendar year.

    Certain of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Trust and affect the holding period of securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

    The Trust intends to invest a sufficient amount of its assets in tax-exempt municipal bonds to permit payment of "exempt-interest" dividends, as defined in the Code, on its common shares and Preferred Shares. Under the Code, if at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Trust consists of municipal bonds, the Trust will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Trust which are attributable to interest on municipal bonds and are so designated by the Trust. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the U.S. Federal alternative minimum tax. Insurance proceeds received by the Trust under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from gross income under Section 103(a) of the Code. See "Investment Policies and Techniques" above. Gains of the Trust that are attributable to accrued market discount on certain municipal obligations are treated as ordinary income. Distributions by the Trust of investment company taxable income, if any, will be taxable to its shareholders as ordinary income whether received in cash or additional shares. Distributions by the Trust of net capital gain, if any, are taxable as long-term capital gain, regardless of the

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length of time the shareholder has owned common shares or Preferred Shares and whether such distributions are made in cash or additional shares. The amount of taxable income allocable to the Trust's Preferred Shares will depend upon the amount of such income realized by the Trust, but is not generally expected to be significant. Except for dividends paid on Preferred Shares which include an allocable portion of any net capital gain or other taxable income, the Trust anticipates that all other dividends paid on its Preferred Shares will constitute exempt-interest dividends for U.S. Federal income tax purposes. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares, and after the basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). As long as the Trust qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends received deduction for corporations. The interest on private activity bonds (defined below) in most instances is not tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." In general, a "substantial user" includes a non-exempt person who regularly uses a part of such facility in his trade or business. "Related persons" include certain natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

    U.S. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) ("private activity bonds") is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. The Trust will not invest in such "private activity bonds." For certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal obligations, and therefore all exempt-interest dividends received from the Trust, are included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.

    Tax-exempt income, including exempt-interest dividends paid by the Trust, is taken into account in calculating the amount of Social Security and railroad retirement benefits that may be subject to Federal income tax.

    The IRS requires that a regulated investment company that has two or more classes of shares designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. Each year the Trust intends to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its common shares and preferred shares, including the Preferred Shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Trust reserves the right to make special allocations of income within a class, consistent with the objectives of the Trust. The Trust may, at its election, notify the auction agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on shares of its Preferred Shares prior to the Auction establishing the Applicable Rate for such dividend. If the Trust allocates any net capital gain or other taxable income for U.S. Federal income tax purposes to its Preferred Shares without having given advance notice thereof as described above, the Trust generally will be required to make payments to owners of its Preferred Shares to which such allocation was made in order to offset the U.S. Federal income tax effect of the taxable income so allocated as described under "Description of Preferred Shares--Additional Dividends" in the prospectus.

    If at any time when the Trust's Preferred Shares are outstanding, the Trust fails to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of Preferred Shares--Dividend and Dividend Periods--Restrictions on Dividends and Other Distributions" in the prospectus. This may prevent the Trust from distributing at least an amount equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income, and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company or cause the Trust to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including net capital gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to redeem Preferred Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

    The Trust may, at its option, redeem Preferred Shares in whole or in part, and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the Trust, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Trust. For purposes of (a), (b) and (c) above, the common shares owned by a holder of Preferred Shares will be taken into account.

    The Code provides that interest on indebtedness incurred or continued to purchase or carry the Trust's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

    Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of investment company taxable income (determined without regard to the deduction for dividends paid). To the extent received or deemed received by foreign investors, exempt-interest dividends, distributions of net capital gain and gain from the sale or other disposition of Preferred Shares generally are exempt from Federal income taxation. Different tax consequences may result if the shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

    Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Trust (and received by the shareholders) on December 31 of the year declared.

    The sale or other disposition of common shares or Preferred Shares of the Trust will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years, the holding period of which began after December 31, 2000).* Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances.

    Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received (or amounts credited as undistributed capital gain) with respect to such shares. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

    The Trust is required in certain circumstances to backup withholding on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

    The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Shareholders are advised to consult their own tax advisers for more detailed information concerning the U.S. Federal, state, local, foreign and other income tax consequences to them of purchasing, holding and disposing of Trust shares.

                                    EXPERTS

    The Statement of Assets and Liabilities of the Trust as of October 21, 2002 and statement of operations for the period then ended appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, provides accounting and auditing services to the Trust.

-------------------
* The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

                             ADDITIONAL INFORMATION

    A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database of the Commission's website at HTTP://WWW.SEC.GOV or at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         PAGE INTENTIONALLY LEFT BLANK.

                         PAGE INTENTIONALLY LEFT BLANK.

                         PAGE INTENTIONALLY LEFT BLANK.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
  BlackRock California Insured Municipal Income Trust

    We have audited the accompanying statement of assets and liabilities of BlackRock California Insured Municipal Income Trust (the "Trust") as of October 21, 2002 and the related statements of operations and changes in net assets for the period from August 19, 2002 (date of inception) to October 21, 2002. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at October 21, 2002 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 25, 2002

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 21, 2002

ASSETS:
Cash..............................................  $115,001
LIABILITIES:
Payable for organization costs....................    15,000
                                                    --------
Net Assets........................................  $100,001
                                                    ========
NET ASSETS WERE COMPRISED OF:
  Common stock at par (Note 1)....................  $      8
  Paid-in capital in excess of par................   114,993
                                                    --------
                                                     115,001
  Accumulated net investment loss.................   (15,000)
                                                    --------
Net assets, October 21, 2002......................  $100,001
                                                    ========
NET ASSET VALUE PER SHARE:
Equivalent to 8,028 shares of common stock issued
  and outstanding, par value $0.001, unlimited
  shares authorized...............................  $  12.46
                                                    ========

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                            STATEMENT OF OPERATIONS
     FOR THE PERIOD AUGUST 19, 2002 (DATE OF INCEPTION) TO OCTOBER 21, 2002

Investment Income.................................  $     --
Expenses
  Organization expenses...........................    15,000
                                                    --------
Net investment loss...............................  $(15,000)
                                                    ========

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
     FOR THE PERIOD AUGUST 19, 2002 (DATE OF INCEPTION) TO OCTOBER 21, 2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment loss.............................  $(15,000)
                                                    --------
  Net decrease in net assets resulting from
    operations....................................   (15,000)
                                                    --------
Capital Stock Transactions
  Net proceeds from the issuance of common
    shares........................................   115,001
                                                    --------
    Total increase................................   100,001
                                                    --------
NET ASSETS
Beginning of period...............................        --
                                                    --------
End of period.....................................  $100,001
                                                    ========

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

    BlackRock California Insured Municipal Income Trust (the "Trust") was organized as a Delaware business trust on August 19, 2002, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no operations other than a sale to Blackrock Advisors, Inc. of 8,028 shares of common stock for $115,001 ($14.325 per share).

NOTE 2. AGREEMENTS

    The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") at an annual rate of 0.55% of the average weekly value of the Trust's Managed Assets. BlackRock Advisors, Inc. has voluntarily agreed to waive receipt of a portion of its management fee in the amount of 0.20% of the average weekly value of the Trust's managed assets for the first five years of the Trust's operations (through October 31, 2007), and for a declining amount for an additional three years (through October 31, 2010).

NOTE 3. ORGANIZATION EXPENSES AND OFFERING COSTS

    Organization expenses of $15,000 have been expensed. Offering costs, estimated to be approximately $225,000 will be charged to paid-in capital at the time shares of beneficial interest are sold.

NOTE 4. CASH & CASH EQUIVALENTS

    The Trust considers all highly liquid debt instruments with a maturity of three months or less at time of purchase to be cash equivalents.

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                         NOVEMBER 19, 2002 (UNAUDITED)

ASSETS

Investments, at value (cost $75,605,204) (Note
  1)..............................................  $ 75,808,502
Cash..............................................     1,062,212
Receivable from investment sold...................     6,948,292
Interest receivable...............................       930,770
                                                    ------------
                                                      84,749,776
                                                    ------------
LIABILITIES
Payable for investments purchased.................    12,548,028
Investment advisory fee payable (Note 2)..........        13,100
Other accrued expenses............................       160,075
                                                    ------------
                                                      12,721,203
                                                    ------------
NET ASSETS........................................  $ 72,028,573
                                                    ============
Net assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4)............................  $      5,008
    Paid in capital in excess of par..............    71,599,993
                                                    ------------
                                                      71,605,001
                                                    ------------
Undistributed net investment income (Note 1)......       120,515
Accumulated net realized capital gain (Note 1)....        99,759
Net unrealized appreciation (Note 1)..............       203,298
                                                    ------------
Net assets, November 19, 2002.....................  $ 72,028,573
                                                    ============
Net asset value per common share of beneficial
  interest:
  ($72,028,573/5,008,028) common shares of
    beneficial interest issued and outstanding)...        $14.38
                                                    ============

                       See Notes to Financial Statements

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                            STATEMENT OF OPERATIONS
    FOR THE PERIOD OCTOBER 31, 2002 (DATE OF INCEPTION) TO NOVEMBER 19, 2002
                                  (UNAUDITED)

NET INVESTMENT INCOME

Income
  Interest (Note 1)...............................  $ 160,090
                                                    ---------
Expenses
  Investment advisory.............................     22,748
  Organization expense............................     15,000
  Independent accountants.........................      2,186
  Custodian.......................................      1,895
  Reports to shareholders.........................      1,294
  Registration....................................      1,294
  Transfer agent..................................      1,007
  Trustees........................................        696
                                                    ---------
  Legal...........................................        460
                                                    ---------
  Miscellaneous...................................      1,267
                                                    ---------
    Total expenses................................     47,847
Less fees waived by Advisor (Note 2)..............     (8,272)
                                                    ---------
Net expenses......................................     39,575
                                                    ---------
Net investment income.............................    120,515
                                                    ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
NET REALIZED GAIN ON INVESTMENTS..................     99,759
NET CHANGE IN UNREALIZED APPRECIATION ON
  INVESTMENTS.....................................    203,298
                                                    ---------
NET GAIN ON INVESTMENTS...........................    303,057
                                                    ---------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $ 423,572
                                                    =========

-------------------

  *  Commencement of investment operations (Note 1).

                       See Notes to Financial Statements

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                       FOR THE PERIOD
                                                    OCTOBER 31, 2002(1)
                                                          THROUGH
                                                     NOVEMBER 19, 2002
                                                    --------------------
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income...........................      $   120,515
  Net realized gain on investments................           99,759
  Net change in unrealized appreciation on
    investments...................................          203,298
                                                        -----------
    Net increase in net assets resulting from
      operations..................................          423,572
                                                        -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common
    shares........................................       71,605,001
                                                        -----------
    Total increase................................       72,028,573
                                                        -----------
NET ASSETS
Beginning of period...............................               --
                                                        -----------
End of period (including undistributed net
  investment income of $120,515)..................      $72,028,573
                                                        ===========

-------------------

(1) Commencement of investment operations. This information includes the initial investment by an affiliate of BlackRock Advisors, Inc. (Note 1)

                       See Notes to Financial Statements

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                                       FOR THE PERIOD
                                                    OCTOBER 31, 2002(1)
                                                          THROUGH
                                                     NOVEMBER 19, 2002
                                                    --------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(2)...........        $ 14.33
                                                          -------
Investment operations:
  Net investment income(3)........................           0.02
  Net realized and unrealized gain on
    investments(3)................................           0.06
                                                          -------
Net increase from investment operations...........           0.08
                                                          -------
Capital charges with respect to issuance of:
  Common shares...................................          (0.03)
                                                          -------
Net asset value, end of period(2).................        $ 14.38
                                                          =======
Market value, end of period(2)....................        $ 15.00
                                                          =======
TOTAL INVESTMENT RETURN(3)........................           0.00%
                                                          =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:(4),(5)
Expenses after fee waiver.........................           0.96%
Expenses before fee waiver........................           1.16%
Net investment income after fee waiver............           2.91%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)...        $75,482
Portfolio turnover................................             24%
Net assets of common shareholders, end of period
  (000)...........................................        $72,029

-------------------

(1) Commencement of investment operations. This information includes the initial investment by an affiliate of BlackRock Advisors, Inc. (Note 1) The Trust's net assets value immediately after the closing of the public offering was $14.30.
(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(3) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total invesment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.
(4)  Annualized.
(5) These ratios are not indicative of future expense ratios, due to the short operating history of the Trust. Please refer to the Trust's common shares prospectus for the estimated expense ratio.

    The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

    The BlackRock California Insured Municipal Income Trust (the "Trust") was organized as a Delaware business trust on August 19, 2002, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no other transactions other than when it sold 8,028 common shares for $115,001 ($14.325 per share) to an affiliate of BlackRock Advisors, Inc. Investment operations commenced on October 31, 2002. The Trust's investment objectives are to provide current income exempt from regular Federal income tax, including the alternative minimum tax and California income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in states, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Trust's Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount, to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, As amended, and the interpretive positions of the Securities and Exchange Commission ("SEC") require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements or future contracts), each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            (UNAUDITED) (CONTINUED)

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on September 20, 2002, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

    Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Trustees. This has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such other BlackRock Trusts.

    The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those Trust's selected by the Trustees in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: Since inception, the Trust has adopted the provisions of the AICPA Audit and Accounting

    The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

    The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The Advisor has voluntarily agreed to waive receipt of a portion of the investment advisory fee or other expenses of the Trust in the amount of 0.20% of average weekly managed assets for the first 5 years of the Trust's operations, 0.15% in year 6, 0.10% in year 7, and 0.05% in year 8.

    Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

NOTE 3. PORTFOLIO SECURITIES

    Purchases and sales of investment securities, other than short-term investments, for the period ended November 19, 2002, aggregated $39,562,809 and $18,283,993, respectively.

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            (UNAUDITED) (CONTINUED)

    The Federal income tax cost basis the cost of the Trust's investments at November 19, 2002, was $75,605,204 and accordingly, net unrealized appreciation was $203,298 (gross unrealized appreciation -- $349,680 gross unrealized depreciation -- $146,382).

NOTE 4. CAPITAL

    There are an unlimited number of $.001 par value common shares of beneficial interest authorized. Of the 5,008,028 common shares outstanding at November 19, 2002, the Advisor owned 8,028 shares.

    Transactions in common shares of beneficial interest for the period October 31, 2002 (commencement of investment operations) to November 19, 2002, were as follows:

Shares Issued in connection with initial public
  offering........................................  5,008,028
                                                    ---------
Net increase in shares outstanding................  5,008,028
                                                    =========

    Offering costs of $135,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                            PORTFOLIO OF INVESTMENTS
                         NOVEMBER 19, 2002 (UNAUDITED)

         PRINCIPAL
          AMOUNT                                     OPTION CALL       VALUE
RATING*    (000)             DESCRIPTION             PROVISIONS+      (NOTE 1)

--------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS -- 105.2%
                    CALIFORNIA -- 98.2%
AAA       $ 6,500   Benicia Unified Sch. Dist.,
                      Ser. B, GO, Zero Coupon,
                      8/1/23, MBIA................             N/A  $  2,149,485
                                                                    ------------
                    California Cnty. Tobacco Securitization Agcy.,
A1          7,405   Sonoma Cnty. Corp., Ser. A,
                      5,875%, 6/1/43..............      6.12 @ 100     7,306,439
A1          7,650   Alameda Cnty., 6.00%,
                      6/1/42......................      6.12 @ 100     7,560,342
AAA         2,385   California Ed. Facs. Auth.
                      Rev., Scripps College, GO,
                      5.00%, 8/1/31, MBIA.........      8/11 @ 100     2,390,175
A3          6,500   California St. Dept. Wtr. Res.
                      Pwr. Supply Rev., Ser. A,,
                      5.25%, 1/1/27...............      5/12 @ 101     6,528,015
AAA         5,000   Los Angeles Unified Sch.
                      Dist., Election of 1997, GO,
                      Ser. E, 5.125%, 1/1/27,
                      MBIA........................      7/12 @ 100     5,075,050
AAA         6,025   Los Angeles Waste Wtr. Sys.
                      Rev., Ser. A, 5.00%, 6/1/32,
                      FGIC........................      6/12 @ 100     6,040,063
AAA         5,000   Northern California Pwr. Agcy.
                      Rev., Hydroelec. Proj. No.
                      One, Ser. A, 5.00%, 7/1/28,
                      MBIA........................      7/08 @ 101     5,018,600
AAA         5,000   Riverside Unified Sch. Dist.
                      Election, GO, Ser. A, 5.00%,
                      FGIC........................      2/12 @ 101     5,029,150
AAA         5,295   San Diego Cnty. Wtr. Auth.
                      Rev., COP, Ser. A, 5.00%,
                      5/1/32, MBIA................      5/12 @ 101     5,309,614
AAA         4,000   San Diego St. Univ. Foundation
                      Rev., Ser. A, 5.00%, 3/1/37,
                      MBIA........................      3/12 @ 100     4,000,600
AAA        25,000   San Joaquin Hills Trans.
                      Corridor Agcy. Toll Road
                      Rev., Ser. A, Zero Coupon,
                      1/15/31, MBIA...............             N/A     5,413,750
AAA         5,000   San Jose Fin. Auth. Lease
                      Rev., Civic Ctr. Proj.,
                      Ser. B, 5.00%, 6/1/37,
                      AMBAC.......................      6/12 @ 100     5,999,160
AAA        11,125   Santa Rosa Waste Wtr. Rev.
                      Cap. Apprec., Ser. B, Zero
                      Coupon, 9/1/27, AMBAC.......             N/A     2,921,759
                                                                    ------------
                                                                      70,742,203
                                                                    ------------
                    PUERTO RICO -- 7.0%
AAA         5,000   Puerto Rico Mun. Fin. Agcy.
                      Rev., Ser. A, 5.00%, 8/1/27,
                      FSA.........................     08/12 @ 100     5,066,300
                                                                    ------------
                    TOTAL INVESTMENTS -- 105.2% (COST
                      $75,605,204)................................    75,808,502
                    Liabilities in excess of other assets --
                    (5.2)%........................................    (3,799,929)
                                                                    ------------
                    NET ASSETS APPLICABLE TO COMMON
                    SHAREHOLDERS -- 100%..........................  $ 72,028,573
                                                                    ============

---------------------

  *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  + Date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

             KEY TO ABBREVIATIONS
AMBAC  --  American Municipal Bond Assurance
COP     --  Certificate of Participation
MBIA    --  Municipal Bond Insurance Association
FGIC    --  Financial Guaranty Insurance Company
FSA     --  Financial Security Assurance
GO      --  General Obligation

                                   APPENDIX A

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                          STATEMENT OF PREFERENCES OF
               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                              ("PREFERRED SHARES")

                               TABLE OF CONTENTS

                                               PAGE
                                               ----
DEFINITIONS..................................   A-2
PART I.......................................  A-15
 1.  Number of Authorized Shares.............  A-15
 2.  Dividends...............................  A-15
 3.  Gross-Up Payments.......................  A-19
 4.  Designation of Special Rate Periods.....  A-19
 5.  Voting Rights...........................  A-21
 6.  Investment Company Act Preferred Shares
     Asset Coverage..........................  A-25
 7.  Preferred Shares Basic Maintenance
     Amount..................................  A-25
 8.  Reserved................................  A-27
 9.  Restrictions on Dividends and Other
     Distributions...........................  A-27
10.  Rating Agency Restrictions..............  A-28
11.  Redemption..............................  A-29
12.  Liquidation Rights......................  A-33
13.  Miscellaneous...........................  A-34
PART II......................................  A-34
 1.  Orders..................................  A-34
 2.  Submission of Orders by Broker-Dealers
     to Auction Agent........................  A-36
 3.  Determination of Sufficient Clearing
     Bids, Winning Bids Rate and Applicable
     Rate....................................  A-38
 4.  Acceptance and Rejection of Submitted
     Bids and Submitted Sell Orders and
     Allocation of Shares....................  A-39
 5.  Notification of Allocations.............  A-41
 6.  Auction Agent...........................  A-42
 7.  Transfer of Preferred Shares............  A-42
 8.  Global Certificate......................  A-42
 9.  Force Majeure...........................  A-42
APPENDIX A...................................  AA-1

    BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST, a Delaware statutory trust (the "Trust"), certifies that:

    First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article VI of the Trust's Amended and Restated Agreement and Declaration of Trust, (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Trust's authorized Preferred Shares, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in
Section 2 of Appendix A hereto.

    Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of Preferred Shares now or hereafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of Preferred Shares, and shares of all such series being referred to collectively as Preferred Shares).

                                  DEFINITIONS

    Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

      (1) "AA" COMPOSITE COMMERCIAL PAPER RATE, on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper

Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

      (2) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

      (3) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

      (4) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

      (5) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes
(BANs) that are rated by S&P.

      (6) "APPLICABLE RATE" shall have the meaning specified in subparagraph (e) (i) of Section 2 of Part I of this Statement.

      (7) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

      (8) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

      (9) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

     (10) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

     (11) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

     (12) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

     (13) "BENCHMARK RATE" shall have the meaning specified in Section 12 of Appendix A hereto.

     (14) "BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     (15) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (16) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (17) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

     (18) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in
Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

     (19) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

     (20) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

     (21) "CODE" means the Internal Revenue Code of 1986, as amended.

     (22) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Trust as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

     (23) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.001 per share, of the Trust.

     (24) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

     (25) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of Preferred Shares, shall mean the date on which the Trust initially issued such shares.

     (26) "DECLARATION" shall have the meaning specified in the First paragraph of this Statement.

     (27) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody's, or A-1+ or SP-1+ by S&P.

     (28) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the lesser of the Market Value or the par value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor, and
(ii) with respect to a S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.

     (29) "DIVIDEND PAYMENT DATE," with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of
Part I of this Statement.

     (30) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.

     (31) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

     (32) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of
Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (33) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

     (34) "GROSS-UP PAYMENT" shall have the meaning specified in Section 4 of Appendix A hereto.

     (35) "HOLDER," with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

     (36) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (37) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

     (38) "INITIAL RATE PERIOD," with respect to shares of a series of Preferred Shares, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

     (39) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     (40) "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

     (41) "INVESTMENT COMPANY ACT CURE DATE," with respect to the failure by the Trust to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

     (42) "INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

     (43) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

     (44) "LATE CHARGE" shall have the meaning specified in subparagraph (e) (i) (B) of Section 2 of Part I of this Statement.

     (45) "LIQUIDATION PREFERENCE," with respect to a given number of Preferred shares, means $25,000 times that number.

     (46) "MARKET VALUE" of any asset of the Trust shall be the market value thereof determined by FT Interactive Data Corporation Evaluation services or any other pricing service or services designated by the Board of Trustees of the Trust, provided that the Trust obtains written assurance from Moody's and S&P, if Moody's and S&P are then rating the Preferred Shares, and from any substitute rating agency then rating the Preferred Shares that such designation will not impair the rating then assigned by Moody's, S&P or such substitute rating agency to the Preferred Shares (the "Pricing Service"). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the lower of the quoted bid price or the mean between the quoted bid and ask price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. If the Pricing Service fails to provide the Market Value of any Municipal Obligation, such Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Trust from two dealers who are members of the National Association of Securities
Dealers, Inc. and are making a market in such Municipal Obligations. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments they shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

     (47) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Trust were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

     (48) "MAXIMUM RATE," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean:

          (1) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

             (1) the dividend rate on shares of such series for the then-ending Rate Period; and

             (2) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

          (2) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days,
    (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

     (49) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

     (50) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

     (51) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

     (52) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in
Section 4 of Appendix A hereto.

     (53) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

     (54) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date,
(i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

                                                    VOLATILITY
FEDERAL TAX RATE INCREASE                             FACTOR
-------------------------                           ----------
5%................................................    295%
10%...............................................    317%
15%...............................................    341%
20%...............................................    369%
25%...............................................    400%
30%...............................................    436%
35%...............................................    477%
40%...............................................    525%

     (55) "MUNICIPAL OBLIGATIONS" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Trust may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333-100950), ("Registration Statement"), as the same may be amended from time to time.

     (56) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of
Part I of this Statement.

     (57) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to subparagraph (d)(i) of
Section 4 of Part I of this Statement.

     (58) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (59) "ORIGINAL ISSUE INSURANCE" means insurance purchased with respect to a particular issue of Municipal Obligations at the time of initial issuance. Under this insurance, the insurer unconditionally guarantees the holder of the Municipal Obligation timely payment of principal and interest, generally with certain exceptions for default and acceleration events.

     (60) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and
(iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

     (61) "PERMANENT INSURANCE" means an option generally pursuant to a Portfolio Insurance policy to purchase an irrevocable commitment by the insurer to insure a Municipal Obligation sold by the Trust. Such options generally only are exercised to increase the value of a Municipal Obligation on sale if it is determined that the increased value will exceed the additional Permanent Insurance premium.

     (62) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     (63) "PORTFOLIO INSURANCE" means an insurance policy guaranteeing the payment of principal and interest on specified eligible Municipal Obligations purchased by and presently held the Trust. Portfolio Insurance generally provides the same type of coverage as Original Issue Insurance or Secondary Market Insurance.

     (64) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

     (65) "POTENTIAL HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

     (66) "PREFERRED SHARES" shall have the meaning set forth on the first page of this Statement.

     (67) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the Preferred Shares outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment
Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of
(a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust's Maximum Potential Gross-up Payment Liability in respect of Preferred Shares (and similar amounts payable in respect of other preferred shares pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of
(i)(A) through (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of
(i) (A) through (i) (G) become payable, otherwise the Moody's Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, short-term Municipal Obligations rate SP-1 or A-1 or Municipal Obligations rated A, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(G) becomes payable, otherwise the S&P Discounted Value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(G).

     (68) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

     (69) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

     (70) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each January, April, July and October of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

     (71) "RATE MULTIPLE" shall have the meaning specified in Section 4 of Appendix A hereto.

     (72) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

     (73) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

     (74) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

     (75) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

     (76) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     (77) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

     (78) "S&P" shall mean Standard & Poor's Ratings Group, a division of the McGraw-Hill comapanies, and its successors.

     (79) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 of Appendix A hereto.

     (80) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.

     (81) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Trust has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).

     (82) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

     (83) "SECONDARY MARKET INSURANCE" means insurance with respect to a Municipal Obligation purchase after the time or original issue. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance.

     (84) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

     (85) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (86) "SPECIAL RATE PERIOD," with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of
Part I of this Statement.

     (87) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

     (88) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     (89) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (90) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (91) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (92) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (93) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

     (94) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean any commercial paper dealer selected by the Trust as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

     (95) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" any U.S. Government securities dealer selected by the Trust as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

     (96) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

     (97) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of
Part I of this Statement.

     (98) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

     (99) "TAXABLE INCOME" shall have the meaning specified in Section 12 of Appendix A hereto.

    (100) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

    (101) "TREASURY BILL RATE," on any date for any Rate Period, shall mean
(i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the Rate Period; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate, the Treasury Bill Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

    (102) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

    (103) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Governmental Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

    (104) "TRUST" shall mean the entity named on the first page of this statement, which is the issuer of the Preferred Shares.

    (105) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., J.P. Morgan Chase & Co. and any other U.S. Government securities dealer selected by the Trust as to which Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

    (106) "VALUATION DATE" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, each Friday that is a Business Day, or for any Friday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issuance.

    (107) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the Moody's Volatility Factor and the S&P Volatility Factor.

    (108) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of
Section 5 of Part I of this Statement.

    (109) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

    Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

                                     PART I

1. NUMBER OF AUTHORIZED SHARES.

    The number of authorized shares constituting a series of the Preferred Shares shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2. DIVIDENDS.

      (a) RANKING. The shares of a series of the Preferred Shares shall rank on a parity with each other, with shares of any other series of the Preferred Shares and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

     (b) CUMULATIVE CASH DIVIDENDS. The Holders of any series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph
(e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

      (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE Dividends on any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

     (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of Preferred Shares shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:

          (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

         (ii) notwithstanding Section 9 of Appendix A hereto, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

      (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

          (i) DIVIDEND RATES. The dividend rate on Preferred Shares of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation as to Series" in
    Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

            (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

            (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ( "Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of
       Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent

       Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

            (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below Ba3/BB); or

            (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and
       (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which
       (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below Ba3/BB) (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

         (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

      (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Trust shall have paid to the Auction Agent
(A) all accumulated and unpaid dividends on shares of such series and
(B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (g) DIVIDEND PAYMENTS BY TRUST TO AUCTION AGENT. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

     (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY TRUST. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

      (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

      (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

     (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on Preferred Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Trust, to the extent permitted by, and for purposes of, Section 852 of the Code.

3. GROSS-UP PAYMENTS.

    Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

          (a) TAXABLE ALLOCATION WITHOUT NOTICE. If, but only if, the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as provided in Section 5 of
    Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation"), whether or not by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Trust, the Trust shall, during the Trust's fiscal year in which the Taxable Allocation was made or within 90 days after the end of such fiscal year, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice and a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such fiscal year at such Holder's address as the same appears or last appeared on the record books of the Trust.

         (b) RESERVED.

          (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. Notwithstanding paragraph (a) above, the Trust shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

4. DESIGNATION OF SPECIAL RATE PERIODS.

      (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4 (a "Special Rate Period"); provided, however, that such Special Rate Period may consist of a number of Rate Period Days not evenly divisible by seven if all shares of such series of Preferred Shares are to be redeemed at the end of such Special Rate Period. A designation of a Special Rate Period shall be effective only if
(A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of
Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Moody's (if Moody's is then rating such series) and S&P (if S&P is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody's (if Moody's is then rating such series) and S&P (if S&P is then rating such series) with such documents as it may request.

     (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. If the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Monday that is a Business Day in the case of a series of Preferred Shares designated as "Series F-7 Preferred Shares" in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Friday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day.

      (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

     (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

          (i) a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if
    (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and
    (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein); or

             (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

      (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or
(d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this
Section 4, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph
(d)(ii) of this Section 4, the Trust will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

5. VOTING RIGHTS.

      (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Trust, and
(ii) the holders of outstanding preferred shares, including each share of the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each of the Preferred Shares entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares voting together as a single class, shall elect the balance of the trustees.

     (b) Voting For Additional Trustees.

          (i) VOTING PERIOD. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph
    (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

            (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

            (B) if at any time holders of preferred shares, including the Preferred Shares, are entitled under the Investment Company Act to elect a majority of the trustees of the Trust.

    Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

         (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including the Preferred Shares, to elect additional trustees as described in subparagraph
    (b)(i) of this Section 5, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the Preferred Shares, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

         (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.

         (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this
    Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this
    Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

      (c) Holders of Preferred Shares to Vote on Certain Other Matters.

          (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (A) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody's or S&P is not then rating the Preferred Shares, the aggregate liquidation preference of all preferred shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in
    Section 10 of Appendix A hereto) or (B) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (A) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

         (ii) INVESTMENT COMPANY ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) of the results of such vote.

     (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by

Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or S&P (such confirmation being required to be obtained only in the event Moody's or S&P is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value and Receivables for Municipal Obligations Sold as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (x) Discounted Value and Receivables for Municipal Obligations Sold as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the Preferred Shares:

Deposit Securities................................  Preferred Shares Basic Maintenance Amount
Discounted Value..................................  Preferred Shares Basic Maintenance Cure Date
Escrowed Bonds....................................  Preferred Shares Basic Maintenance Report
Market Value......................................  Quarterly Valuation Date
Maximum Potential Gross-up Payment Liability......  Receivables for Municipal Obligations Sold
Moody's Discount Factor...........................  S&P Discount Factor
Moody's Eligible Asset............................  S&P Eligible Asset
Moody's Exposure Period...........................  S&P Exposure Period
Moody's Volatility Factor.........................  S&P Volatility Factor
1940 Act Cure Date................................  Valuation Date
1940 Act Preferred Asset Coverage.................  Volatility Factor

      (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

      (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

      (g) VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DIVIDENDS. In the event that the Trust fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

     (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of
Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6. INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE.

    The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are outstanding, the Investment Company Act Preferred Shares Asset Coverage.

7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

      (a) So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares).

     (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month,
(ii) Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

      (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to a Quarterly Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Statement whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report), Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation"), (iii) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify by reference to Bloomberg Financial Services or another independent source approved in writing by S&P, and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the

Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's, and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's and S&P, that the Trust has satisfied the requirements of Section 13 of Appendix A to this Statement (such information is herein called the "Accountant's Confirmation").

     (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

      (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or S&P Eligible Assets (if S&P is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) promptly following receipt by the Trust of such Accountant's Confirmation.

      (f) On or before 5:00 P.M., New York City time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

      (g) On or before 5:00 P.M., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the S&P Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or
(iii) whenever requested by Moody's (if Moody's is then rating the Preferred Shares) or S&P (if S&P is then rating the Preferred Shares) , the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) or S&P (if S&P is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

8. RESERVED.

9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

      (a) DIVIDENDS ON SHARES OTHER THAN THE PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE INVESTMENT COMPANY ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I,
(A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and, (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (iii) any Gross Up Payment required to be paid on or before the date of such transaction has been paid and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) would at least equal the Preferred Shares Basic Maintenance Amount.

10. RATING AGENCY RESTRICTIONS.

    Except as expressly permitted in Section 13 of Appendix A hereto or as otherwise permitted by the then-current guidelines of S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares), for so long as any Preferred Shares are outstanding and Moody's or S&P or both is rating such shares, the Trust will not, unless it has received written confirmation from Moody's or S&P, or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

          (a) buy or sell futures or write put or call options;

         (b) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

          (c) issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;

         (d) engage in any short sales of securities;

          (e) lend securities;

          (f) merge or consolidate into or with any other corporation;

          (g) change the pricing service (currently FT Interactive Data Corporation) referred to in the definition of Market Value;

         (h) enter into reverse repurchase agreements; or

          (i) engage in interest rate swaps, caps and floors, except that the Trust may, without obtaining the written consent described above, engage in swaps, caps and floors if; (i) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated A or A-1 or better by S&P and Aaa3 or better by Moody's; (ii) the swap, collar or floor is marked-to-market daily by the counterparty; (iii) a swap, collar or floor that is "in the money" is valued at 95% of the accrued net excess of the Trust's entitlements under such instrument over its obligations under such instrument for purposes of calculating the Discounted Value of S&P Eligible Assets (if S&P is then rating the Preferred Shares) and the Discounted Value of the Moody's Eligible Assets (if Moody's is then rating the Preferred Shares); (iv) for swaps, caps and floors that are "out of the money", 100% of any accrued net excess of the Trust's obligations under such instrument over its entitlements under such instrument, which excess is included as a liability of the Trust for the purposes of calculating the Discounted Value of S&P Eligible Assets (if S&P is then rating the Preferred Shares) and the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares); (v) the swap, cap or floor will be terminated if the Trust fails to maintain S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares) and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares) on any two consecutive Valuation Dates; and (vi) the Trust provides S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) subsequent notice of entering into the swap, cap or floor.

    In the event any Preferred Shares are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody's or S&P, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or S&P.

11. REDEMPTION.

      (a) Optional Redemption.

          (i) Subject to the provisions of subparagraph (v) of this paragraph
    (a), Preferred Shares of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 300 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of Preferred Shares are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

         (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate

    Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

         (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

         (iv) Subject to the provisions of subparagraph (v) of this paragraph
    (a), shares of any series of Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

          (v) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Trust has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein.

     (b) MANDATORY REDEMPTION. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

      (c) NOTICE OF REDEMPTION. If the Trust shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or
(b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees and (ii) to S&P, if S&P is then rating the Preferred Shares and to Moody's, if Moody's is then rating the Preferred Shares. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state:
(i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and
(vii) that the holders of any shares of a series of Preferred Shares being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this
Section 11 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraph (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

      (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

      (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

      (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph
(e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

     (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

      (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

      (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 11, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of Preferred Shares, and (ii) the Trust receives written notice from Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and S&P to shares of Preferred Shares.

12. LIQUIDATION RIGHTS

      (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

     (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this
Part I in connection with the liquidation of the Trust. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

      (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

      (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

13. MISCELLANEOUS.

      (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.

     (b) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

      (c) NO FRACTIONAL SHARES. No fractional shares of Preferred Shares shall be issued.

     (d) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHER WISE ACQUIRED BY THE TRUST. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.

      (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of Preferred Shares prior to the issuance of shares of such series.

      (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

      (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II.

1. ORDERS.

      (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

          (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

            (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

            (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

            (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

                and

         (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

    For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B),
(i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

            (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
       Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

            (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

         (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A) the number of Outstanding shares of such series specified in such Sell Order; or

            (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this
       Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of
       Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

         (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

            (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

            (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this
       Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

      (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

     (d) A Bid by a Potential Beneficial Holder or a Potential Holder specifying a rate higher than the Maximum Rate for Preferred Shares on the Auction Date will not be accepted.

2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

      (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

         (ii) the aggregate number of shares of such series that are the subject of such Order;

         (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

            (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

            (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

            (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

         (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

      (c) If an Order or Orders covering all of the outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

         (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

            (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

            (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

         (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

      (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

      (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

      (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

         (ii) from the Submitted Orders for shares of such series whether:

            (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

                exceeds or is equal to the sum of:

            (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

            (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

    (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

         (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

            (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

            (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

         (ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

         (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in
    Section 12 of Appendix A hereto.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

    Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

      (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

         (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

         (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

         (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and
    (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

          (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

     (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

         (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

         (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

      (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

      (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole shares of Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

      (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing
Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

      (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5. NOTIFICATION OF ALLOCATIONS.

    Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Trust may, but shall not be required to, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer

Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of Preferred Shares believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6. AUCTION AGENT.

    For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 P.M. New York City time on the Business Day preceding an Auction for a series of Preferred Shares and 9:30 A.M. New York City time on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7. TRANSFER OF PREFERRED SHARES.

    Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

8. GLOBAL CERTIFICATE.

    Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

9. FORCE MAJEURE.

      (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an "act of God," natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Dividend Rate determined on the previous Dividend Date.

     (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

         (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

         (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

    IN WITNESS WHEREOF, BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST, has caused these presents to be signed as of December 9, 2002 in its name and on its behalf by its Vice President and attested by its Secretary. Said officers of the Trust have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Trust, individually, but are binding only upon the assets and property of the Trust.

                                            BLACKROCK CALIFORNIA INSURED
                                            MUNICIPAL INCOME TRUST

                                            By:
                                            --------------------------
                                            Name: Richard Shea
                                            Title: Vice President

ATTEST:
------------------------
Name: Anne F. Ackerley
Title: Secretary
December 9, 2002

              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                   APPENDIX A

                                   SECTION 1
DESIGNATION AS TO SERIES.

    SERIES F7: A series of 1,860 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Shares, Series F7." Each of the 1,860 shares of Series F7 Preferred Shares issued on December 11, 2002 shall, for purposes hereof, be deemed to have a Date of Original Issue of December 11, 2002; have an Applicable Rate for its Initial Rate Period equal to 1.10% per annum; have an initial Dividend Payment Date of December 23, 2002; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series F7 Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series F7 Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and
Part II of this Statement. The Series F7 Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series F7 Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.

                                   SECTION 2
NUMBER OF AUTHORIZED SHARES PER SERIES.

    The number of authorized shares constituting Series F7 Preferred Shares is 2,845.

                                   SECTION 3
EXCEPTIONS TO CERTAIN DEFINITIONS.

    Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

    Not applicable.

                                   SECTION 4
CERTAIN DEFINITIONS.

    For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

    "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P,
(iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating.

    "GROSS-UP PAYMENT" means payment to a Holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be at least equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations had been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of Preferred Shares at the maximum marginal combined regular Federal individual and California individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

    "ISSUE TYPE CATEGORY" shall mean, with respect to a Municipal Obligation acquired by the Trust, (A) for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Trust: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories. The general obligation issue category includes any issue that is directly or indirectly guaranteed by the State of California or its political subdivisions. Utility issues are included in the general obligation issue category if the issue is directly or indirectly guaranteed by the State of California or its political subdivisions. Municipal Obligations in the utility issue category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue);
(ii) water and sewer utilities and combination issues (if the combination issue does not include an electric issue); and (iii) irrigation, resource recovery, solid waste and other utilities. Municipal Obligations in the transportation issue category will be classified within one of the two following sub-categories: (i) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges); (ii) mass transit, parking seaports and others and (B) for purposes of calculating S&P Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Trust: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and mule-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); public power utilities issues (including issues related to the provision of electricity, either singly or in combination with the provision of other utilities, and issues related only to the provision of gas); water and sewer utilities issues (including issues related to the provision of water and sewers as well as combination utilities not falling within the public power utilities category); special utilities issues (including issues related to resource recovery, solid waste and irrigation as well as other utility issues not falling within the public power and water and sewer utilities categories); general obligation issues; lease obligations (including certificates of participation); Escrowed Bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories. The general obligation issue category includes any issue that is directly or indirectly guaranteed by the State of California or its political subdivisions. Utility issues are included in the general obligation issue category if the issue is directly or indirectly guaranteed by the State of California or its political subdivisions. Municipal Obligations in the utility issue category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue); (ii) water and sewer utilities and combination issues (if the combination issue does not include an electric issue); and (iii) irrigation, resource recovery, solid waste and other utilities, provided that Municipal Obligations included in this sub-category
(iii) must be rated by S&P in order to be included in S&P Eligible Assets. Municipal Obligations in the transportation issue category will be classified within one of the two following sub-categories: (i) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges); (ii) mass transit, parking seaports and others.

    "INVERSE FLOATER" shall mean trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as S&P Eligible Assets, the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity.

    "MONEY MARKET FUND" is a registered investment company eligible to price its redeemable securities in accordance with Rule 2a-7 under the Investment Company Act.

    "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to (i) (A) in the event such Municipal Obligation is covered by an Original Issue Insurance policy or a Portfolio Insurance policy which does not provide the Trust with the option to obtain Permanent Insurance with respect to such Municipal Obligation, or is not covered by bond insurance, the Moody's or S&P rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market Insurance policy, the Moody's insurance claims-paying ability rating of the issuer of the policy, or (C) in the event such Municipal Obligation is covered by a Portfolio Insurance policy which provides the Trust with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Trust's option, the Moody's or S&P rating on such Municipal Obligation or the Moody's insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (ii) the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                RATING CATEGORY

EXPOSURE PERIOD            AAA*  AA*    A*   BAA*  OTHER**  (V)MIG-1***  SP-1+****  UNRATED*****
---------------            ----  ---    --   ----  -------  -----------  ---------  ------------
7 weeks..................  151%  159%  166%  173%   187%       136%        148%         225%
8 weeks or less but
  greater than seven
  weeks..................  154   161   168   176    190        137         149          231
9 weeks or less but
  greater than eight
  weeks..................  156   163   170   177    192        138         150          240

-------------------

  *  Moody's rating.
 **  Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
**** Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P.

    If the Moody's Discount Factor used to discount a particular Municipal Obligation is determined by reference to the insurance claims-paying ability rating of the insurer of such Municipal Obligation, such Moody's Discount Factor will be increased by an amount equal to 50% of the difference between (i) the percentage set forth in the above table under the applicable rating category and
(ii) the percentage set forth in the above table under the rating category that is one rating category below the applicable rating category.

    "UNRATED securities may comprise no more than 10% of total Moody's Eligible Assets."

    Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less, or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and
(ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

    No discount factors will be applied to Money Market Funds rated by Moody's.

    "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash,
(ii) does not have its Moody's rating, as applicable, suspended by Moody's, and
(iii) is part of an issue of Municipal Obligations of at least $10,000,000 (unless such Municipal Obligations are insured by Aaa-rated monoline guarantor. Minimum issue size is not applicable to insured Municipal Obligations). Money Market Funds rated by Moody's are also included as Moody's Eligible Asset. Except for General Obligations bonds, Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, Ba or B by Moody's or not rated by S&P and Moody's ("Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities falling within a particular Issue Type Category may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations falling within a particular Issue Type Category and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. For purposes of applying the foregoing requirements, a Municipal Obligation rated BBB- by S&P shall not be considered to be rated BBB by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

    Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by BlackRock Advisors, Inc., BlackRock Financial Management, Inc., State Street Bank and Trust or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

    "OTHER ISSUES" shall have the respective meanings specified in the definition of "Issue Type Category."

    "RATE MULTIPLE," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean the percentage, determined as set forth in the columns below (depending on whether the trust has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series as provided in this statement) based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

                                            APPLICABLE      APPLICABLE
                                            PERCENTAGE      PERCENTAGE
PREVAILING RATING                         NO NOTIFICATION  NOTIFICATION
-----------------                         ---------------  ------------
"Aa3"/AA- or higher.....................       110%            150%
"A3"/A-.................................       125%            160%
"Baa3"/BBB-.............................       150%            250%
"Ba3"/BB-...............................       200%            275%
Below "Ba3"/BB-.........................       250%            300%

    For purposes of this definition, the "prevailing rating" of shares of a series of Preferred Shares shall be (i) "Aa3"/AA- or higher if such shares have a rating of "Aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "Aa3"/AA- or higher, then "A3"/A- if such shares have a rating of "A3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "Aa3"/AA- or higher or "A3"/A- then "Baa3"/BBB- if such shares have a rating of "Baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "Aa3"/AA- or higher, "A3"/A- or "Baa3"/BBB-, then "Ba3"/BB- if such shares have a rating of "Ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "Aa3"/AA- or higher, "A3"/A-, "Baa3"/BBB-, or "Ba3"/BB-, then Below "Ba3"/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Trust shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the Preferred Shares. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of this Appendix A or its successor shall select one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time, to time) to act as a substitute rating agency in respect of shares of the series of Preferred Shares set forth opposite such party's name in
Section 7 of this Appendix A and the Trust shall take all reasonable action to enable such rating agency to provide a rating for such shares.

    "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to
(a)(i) the rating by S&P or Moody's on such Municipal Obligation or (ii) in the event the Municipal Obligation is covered by a Secondary Market Insurance policy, the S&P insurance claims-paying ability rating of the issuer of the policy or (iii) in the event the Municipal Obligation is covered by a Portfolio Insurance policy which provides the Trust with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Trust's option, the S&P or Moody's rating on such Municipal Obligation or the S&P insurance claims paying ability of the insurer of the Portfolio Insurance policy and (b) the rating on such asset and the shortest exposure period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                RATING CATEGORY

EXPOSURE PERIOD            AAA*    AA*    A*    BBB*   HIGH YIELD
---------------            ----    ---    --    ----   ----------
45 Business Days.........   200%   205%   220%   260%     230%
25 Business Days.........   180    185    200    240      230
10 Business Days.........   165    170    185    225      230
7 Business Days..........   160    165    180    220      230
3 Business Days..........   140    160    160    200      230

-------------------

  *  S&P rating.

    Notwithstanding the foregoing, (i) the S&P Discount Factor for shares of Money Market Funds affiliated with the Trust and used as sweep vehicles for cash management purposes shall be 111%, the S&P Discount Factor for shares of Money Market Funds rated AAAm by S&P with an effective next day maturity shall be 106%, and the S&P Discount Factor for short-term Municipal Obligations shall be 115% so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold;
(iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Trust may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Trust in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

    "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Trust for the payment of any liabilities within the meaning of Preferred Shares Basic Maintenance Amount), Receivables for Municipal Obligations Sold, shares of Money Market Funds affiliated with the Trust and used as sweep vehicles for cash management purposes, shares of a Money Market Funds rated AAAm by S&P, or a Municipal Obligation owned by the Trust that
(i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated equivalent or higher to an A by another nationally recognized statistical rating organization, on a case by case basis; (iv) is not subject to a covered call or put option written by the Trust; (v) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; and (vi) except for Inverse Floaters, is part of an issue of Municipal Obligations with an original issue size of at least $10 million. Any Municipal Obligation that is a part of an original issue size of less than $10 million must carry a rating of at least A by S&P or an equivalent rating by another nationally recognized statistical rating organization and the Market Value of such Municipal Obligations may not exceed 20% of the aggregate Market Value of S&P Eligible Assets. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

          (1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets. High Yield Securities of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

          (2) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets;

          (3) Out of State Bonds shall be considered S&P Eligible Assets only to the extent that the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets and

          (4) Municipal Obligations (excluding Escrowed Bonds) of any one Issue Type Category shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; provided, however, that Municipal Obligations falling within the utility Issue Type Category will be broken down into three sub-categories and such Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations in each sub-category does not exceed 25% of the aggregate Market Value of S&P Eligible Assets per each sub-category provided that the total utility Issue Type Category does not exceed 60% of the Aggregate Market Value of S&P Eligible Assets; provided, however, that Municipal Obligations falling within the transportation Issue Type Category will be broken down into two sub-categories and such Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations in both sub-categories combined does not exceed 40% of the aggregate Market Value of S&P Eligible Assets (exposure to transportation sub-category (i) described in the definition of Issue Type Category is limited to 25% of the aggregate Market Value of S&P Eligible Assets, provided, however, exposure to transportation sub-category (ii) can exceed the 25% limit to the extent that exposure to transportation sub-category (i) is reduced, for a total exposure up to and not exceeding 40% of the aggregate Market Value of S&P Eligible Assets for the transportation Issue Type Category); and provided, however, that the general obligation issues will be considered S&P Eligible Assets only to the extent the Market Value of such general obligation issues does not exceed 50% of the aggregate Market Value of S&P Eligible Assets.

    Escrow Bonds may comprise 100% of the Trust's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Trust described above. Bonds initially rated or rerated as an escrow bond by a rating agency other than S&P are limited to 50% of the Trust's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors.

                                   SECTION 5
INITIAL RATE PERIODS.

    The Initial Rate Period for shares of Series F7 Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding December 20, 2002.

                                   SECTION 6
DATE FOR PURPOSES OF THE DEFINITION OF "QUARTERLY VALUATION DATE" CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.

    January 31, 2002

                                   SECTION 7
PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.

                                                          SERIES OF
                                                          PREFERRED
PARTY:                                                     SHARES:
------                                                -----------------
Salomon Smith Barney Inc..........................       Series F7

                                   SECTION 8
ADDITIONAL DEFINITIONS.

    "Out of State Bonds" means bonds that are exempt from regular federal income tax but not from the Trust's particular State income tax.

                                   SECTION 9
DIVIDEND PAYMENT DATES.

    Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series F7 Preferred Shares, for the Initial Rate Period on December 23, 2002, and on each Monday thereafter.

                                   SECTION 10
AMOUNT FOR PURPOSES OF SUBPARAGRAPH (C) (I) OF SECTION 5 OF PART I OF THIS STATEMENT.

                                    $46,500,000

                                   SECTION 11
REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

    Not applicable.

                                   SECTION 12
APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH (B) (III) OF SECTION 3 OF PART II OF THIS STATEMENT.

    For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal combined regular Federal individual and California individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gain, as applicable, or the maximum marginal regular

Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ( "Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or
(ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal combined regular Federal individual and California individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, "Taxable Yield Rate" means the rate determined by
(a) dividing the amount of Taxable Income available for distribution per such Preferred Shares by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and
(c) dividing the amount determined in (b) above by $25,000.

                                   SECTION 13
CERTAIN OTHER RESTRICTIONS AND REQUIREMENTS.

      (a) For so long as any Preferred Shares are rated by Moody's, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the Preferred Shares by Moody's, except that the Trust may purchase or sell exchange-traded futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

          (i) the Trust will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by the Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

         (ii) the Trust will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody's

    Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P (for purpose of the foregoing clauses (i) and (ii), the Trust shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Trust);

         (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

         (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

          (v) the Trust will engage in Moody's Hedging Transactions only with respect to futures contracts or options thereon having the next settlement date of the settlement date immediately thereafter;

         (vi) the Trust will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

         (vii) the Trust will not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

    For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and (b) the exercise price of the call option written by the Trust; (ii) assets subject to call options written by the Trust not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Trust shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Trust is the seller the contract may be valued at the settlement price and where the Trust is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Trust with any security of a class of securities, the Trust shall assume that it will take delivery of the security with the lowest Discounted Value.

    For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:
(i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and (vi) 105% of the Market

Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

     (b) For so long as any Preferred Shares are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under
Section 13(a) of this Annex A to this Statement), except that the Trust may enter into such contracts to purchase newly issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

          (i) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party, or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

         (ii) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

    For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

      (c) For so long as any Preferred Shares are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts, write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P, except that the Trust may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") write, purchase or sell put and call options on such contracts or engage in interest rate swaps, caps and floors (collectively, "S&P Hedging Transactions"), subject to the following limitations:

          (i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the fund by the Trust's taking an opposite position thereto), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

         (ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of
    (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

         (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay variation margin on the second such Valuation Date;

         (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

          (v) when the Trust writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of initial margin and variation margin held in the account of or on behalf of the Trust's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

    For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of initial margin or variation margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus
(ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

    STANDARD & POOR'S CORPORATION--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

    An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

    The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2.  Nature of and provisions of the obligation; and

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

 AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

 AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

 A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

    Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

 BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

 B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

 CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

 CC Debt rated "CC" has a currently identifiable high vulnerability to default. It typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

 C Debt rated "C" is currently vulnerable to nonpayment and is dependent upon business, financial and economic conditions for the obligor to meet its financial commitment or obligation. It typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

 CI The rating "CI" is reserved for income bonds on which no interest is being paid.

 D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

 L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

 * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

 NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

    An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

        Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

        Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

       Note rating symbols are as follows:

 SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

 SP-2  Satisfactory capacity to pay principal and interest.

 SP-3  Speculative capacity to pay principal and interest.

    A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

    Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

 A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

 A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

 A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

 B Issues rated "B" are regarded as having only speculative capacity for timely payment.

 C This rating is assigned to short-term debt obligations with currently high vulnerability for nonpayment.

 D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

    MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

 Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

 A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

 Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

SHORT-TERM LOANS

 MIG 1/VMIG 1  This designation denotes superior credit quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

 MIG 2/VMIG 2  This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

 MIG 3/VMIG 3  This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

 MIG 4/VMIG 4  This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

 S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

    FITCH, INC.--A brief description of the applicable Fitch, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

        Investment Grade

 AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

 AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

 A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

 BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        Speculative Grade

 BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

 B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

 CCC,
 CC, C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

 DDD,
 DD,
 and D DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

        Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

    A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

 F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

 F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

 F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

 B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

 C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

 D   DEFAULT. Denotes actual or imminent payment default.

Notes:

    "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

    'NR' indicates that Fitch does not rate the issuer or issue in question.

    'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                   APPENDIX C

                       GENERAL CHARACTERISTICS AND RISKS
                           OF STRATEGIC TRANSACTIONS

    In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC"). Certain Strategic Transactions may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

    The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

    The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

    The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

    CHARACTERISTICS. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

    MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

    LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for BONA FIDE hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than BONA FIDE hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, I.E., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

    SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the Securities Exchange Commission, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

    STRATEGIC TRANSACTIONS PRESENT CERTAIN RISKS. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.